SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 55

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 57

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on November 15, 2010 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 55 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 57 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to the MassMutual Select Fundamental Value Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, and MassMutual Select Overseas Fund. No other information relating to any other series of Registrant is amended or superseded hereby.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class Z shares of the following Funds:

Fund Name	Class Z
MassMutual Select Fundamental Value Fund	MFUZX
MassMutual Select Focused Value Fund	MFVZX
MassMutual Select Small Company Value Fund	MSVZX
MassMutual Select Mid Cap Growth Equity II Fund	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGZX
MassMutual Select Overseas Fund	MOSZX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

November 15, 2010

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MassMutual Select Fundamental Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Total Annual Fund Operating Expenses	.75%
Fee Waiver	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.65%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$66	$224	$401	$913

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Wellington Management believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

Wellington Management generally employs a bottom-up investment approach based on fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Based on its assessment of various company-specific factors, such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value, Wellington Management seeks to identify what it considers to be overlooked or misunderstood companies with sound

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fundamentals. Wellington Management generally focuses on what it believes are securities of viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at estimated below-average price-to-earnings multiples. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. Wellington Management may sell existing holdings as they approach their price targets.

Although Wellington Management may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	17.18%	Lowest Quarter:	3Q ’02,	-	20.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	24.17%	2.98%	3.33%

	Return After Taxes on Distributions	24.17%	2.02%	2.63%

	Return After Taxes on Distributions and Sale of Fund Shares	15.71%	2.54%	2.83%
				Since 01/02/02
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		19.69%	-0.25%	2.97%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Wellington Management Company, LLP

Portfolio Manager: Karen H. Grimes is a Senior Vice President and Equity Portfolio Manager at Wellington Management. She has managed the Fund since March 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Focused Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.11%
Total Annual Fund Operating Expenses	.80%
Fee Waiver	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.70%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$71	$240	$428	$971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Harris Associates L.P. (“Harris”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities, and will not invest more than 5% of its total assets in emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. The Fund may lend portfolio securities to broker-dealers.

In selecting investments for the Fund, Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion that it believes have significant profit potential, although it may invest in companies of any size. Harris generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when Harris believes that management quality has deteriorated.

Although Harris may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

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Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited

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product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	27.48%	Lowest Quarter:	4Q ’08,	–26.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	63.20%	3.46%	9.63%

	Return After Taxes on Distributions	63.20%	2.12%	8.52%

	Return After Taxes on Distributions and Sale of Fund Shares	41.08%	2.77%	8.24%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		28.43%	0.79%	-0.60%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Harris Associates L.P.

Portfolio Managers:

Robert M. Levy is the Chairman and Chief Investment Officer, Domestic Equity at Harris. He has managed the Fund since its inception.

Michael J. Mangan is a Portfolio Manager at Harris. He has managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Acquired Fund Fees and Expenses	.11%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver	(.08%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.98%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$100	$326	$574	$1,285

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities that the subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2010, between $13.62 million and $5.32 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in equity securities of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may also invest in real estate investment trusts (“REITs”) and exchange traded funds. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

The Fund is managed by three subadvisers, Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and EARNEST Partners, LLC (“Earnest Partners”), each being responsible for a portion of the

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portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify undervalued companies. A subadviser may consider selling a security for the Fund if, for example, in its judgment, the security has reached its target price, has failed to perform as expected and the security’s investment thesis is no longer intact, or other opportunities appear more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

–  13  –

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	21.04%	Lowest Quarter:	4Q ’08,	-	24.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  14  –

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	27.45%	1.82%	6.31%

	Return After Taxes on Distributions	27.32%	0.76%	5.52%

	Return After Taxes on Distributions and Sale of Fund Shares	18.00%	1.50%	5.44%
				Since 01/02/02
Russell 2000 Value Index(1)		20.58%	-0.01%	5.89%
				Since 01/02/02
Russell 2000 Index(1)		27.17%	0.51%	4.49%
(1)	Reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Federated Clover Investment Advisors

T. Rowe Price Associates, Inc.

EARNEST Partners, LLC

Portfolio Managers:

Lawrence R. Creatura is a Vice President and Portfolio Manager at Federated Clover. He has managed the Fund since its inception.

Stephen K. Gutch is a Vice President and Senior Portfolio Manager at Federated Clover. He has managed the Fund since March 2006.

Preston G. Athey is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Paul E. Viera is the founder of Earnest Partners. He has managed the Fund since February 2005.

PURCHASE AND SALE OF FUND SHARE

Shares of the Fund are generally available to retirement plan, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  15  –

MassMutual Select Mid Cap Growth Equity II Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Total Annual Fund Operating Expenses	.85%
Fee Waiver	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.75%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$76	$255	$455	$1,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), believe offers the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadvisers expect to grow at a faster rate than the average company. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2010, between $256.78 million and $17.48 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

–  16  –

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it perceives an unusual opportunity for gain.

In selecting securities for the Fund, Frontier employs a Growth-at-a-Reasonable-Price approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and secular growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although each subadviser may consider the factors described above in purchasing or selling investments, each may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is

–  17  –

subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.91%	Lowest Quarter:	4Q ‘08,	-	26.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  18  –

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (06/01/00)
Class S	Return Before Taxes	45.00%	3.90%	5.19%

	Return After Taxes on Distributions	45.00%	3.01%	4.72%

	Return After Taxes on Distributions and Sale of Fund Shares	29.25%	3.29%	4.51%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		46.29%	2.40%	-0.69%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: T. Rowe Price Associates, Inc.

Frontier Capital Management Company, LLC

Portfolio Managers:

Brian W.H. Berghuis is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Stephen M. Knightly is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Assistant Portfolio Manager at Frontier. He has managed the Fund since August 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  19  –

MassMutual Select Small Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.12%
Total Annual Fund Operating Expenses	.94%
Fee Waiver	(.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.89%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .05% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$91	$293	$514	$1,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2010, between $13.62 million and $5.32 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each

–  20  –

of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination,

–  21  –

liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.47%	Lowest Quarter:	3Q ’01,	-	24.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	39.35%	2.42%	0.59%

	Return After Taxes on Distributions	39.35%	1.93%	0.26%

	Return After Taxes on Distributions and Sale of Fund Shares	25.58%	2.09%	0.45%
Russell 2000 Growth Index(1)		34.47%	0.87%	-1.37%
Russell 2000 Index(1)		27.17%	0.51%	3.51%
(1)	Reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Waddell & Reed Investment Management Company

Portfolio Managers:

Kenneth L. Abrams is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

–  22  –

Daniel J. Fitzpatrick is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Mario E. Abularach is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Stephen Mortimer is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

Mark G. Seferovich is a Senior Vice President and Lead Portfolio Manager at Waddell & Reed. He has managed the Fund since its inception.

Kenneth G. McQuade is a Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since August 2003.

Gilbert C. Scott is a Senior Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since April 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  23  –

MassMutual Select Overseas Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.20%
Total Annual Fund Operating Expenses	1.20%
Fee Waiver	(.25%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.95%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .25% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$96	$344	$623	$1,418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, and rights and warrants. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates or to adjust the currency exposure of the Fund; use of these transactions may create investment leverage. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may also invest in access products (including, but not limited to, equity linked certificates, participation notes and low exercise price call warrants), real estate investment trusts (“REITs”), exchange traded funds, stapled securities and other similarly structured securities, IPO investments, private placements and offers for sale. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

The Fund is managed by three subadvisers, AllianceBernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS”), and Harris Associates L.P. (“Harris”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region or sector.

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AllianceBernstein seeks to invest in companies it believes to be undervalued, selected broadly from developed and emerging market countries. It considers portfolio characteristics in deciding how much of each security to purchase so as to balance risk and return. AllianceBernstein seeks to analyze relative return trends to better time new purchases and sales of securities. It may also seek to add value to portfolio returns by managing currency exposures independent of underlying stock investments.

MFS is not constrained to any particular investment style, and may invest the Fund’s assets in growth companies, value companies, or a combination of growth and value companies of any size. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy to identify companies that it believes are trading in the market at significant discounts to their underlying values. These businesses will generally offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris may from time to time have significant investments in one or more countries or in particular sectors.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

IPO Risk Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause

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the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange- listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.60%	Lowest Quarter:	3Q ’02,	-	21.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/01)
Class S	Return Before Taxes	41.77%	5.14%	4.52%

	Return After Taxes on Distributions	41.77%	3.65%	3.64%

	Return After Taxes on Distributions and Sale of Fund Shares	27.15%	4.37%	3.92%
MSCI® EAFE® Index (reflects no deduction for fees or expenses)		31.78%	3.54%	4.12%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: AllianceBernstein L.P.

Massachusetts Financial Services Company

Harris Associates L.P.

Portfolio Managers:

Sharon E. Fay is an Executive Vice President at AllianceBernstein. She has managed the Fund since September 2008.

Kevin F. Simms is the Co-CIO for International Value Equities and Director of Research for Global and International Value Equities at AllianceBernstein. He has managed the Fund since September 2008.

Henry S. D’Auria is the Co-CIO for International Value Equities and CIO for Emerging Markets Value Equities at AllianceBernstein. He has managed the Fund since September 2008.

Joseph G. Paul is a Co-CIO of U.S. Large Cap Value Equities, CIO of North American Value Equities and Global Head of Diversified Value Services at AllianceBernstein. He has managed the Fund since September 2008.

Eric J. Franco is a Senior Portfolio Manager for International and Global Value Equities at AllianceBernstein. He has managed the Fund since May 2009.

Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.

Marcus L. Smith is an Investment Officer at MFS. He has managed the Fund since September 2005.

David G. Herro is the Chief Investment Officer, International Equities at Harris. He has managed the Fund since July 2001.

Robert A. Taylor is the Director of International Research at Harris. He has managed the Fund since January 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical ratings organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Other Investments.  A Fund may hold investments that are not included in its principal investment strategies. Many of these investments are described in the Statement of Additional Information (“SAI”). A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the

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redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated

by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

The SAI contains further information about the Funds, their investments and their related risks.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the

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issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is

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greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in

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certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Initial Public Offerings (“IPOs”) Risk

A Fund may purchase securities of companies in IPOs, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make IPOs of their securities. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs or invest to the

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extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery and forward commitment purchases, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market

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conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•

Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

•	Over-the-Counter Risk

Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price. Transactions effected in the over-the-counter markets are not backed by the credit of an exchange or clearing house, and are subject to the risk that a Fund’s counterparty will not perform its obligations to the Fund.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Investment Trust Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded

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funds (ETFs), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•	Securities Loans and Repurchase Agreement Risk

A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information

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about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2009, MassMutual, together with its subsidiaries, had assets under management of approximately $420 billion.

In 2009, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .65% for the Fundamental Value Fund; .69% for the Focused Value Fund; .85% for the Small Company Value Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; and 1.00% for the Overseas Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual report to shareholders dated June 30, 2010.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The rate for Class Z shares of the Fundamental Value Fund, Focused Value Fund, Small Cap Growth Equity Fund and Overseas Fund is .07%. The rate for Class Z shares of the Small Company Value Fund and Mid Cap Growth Equity II Fund is .06%.

The MassMutual Retirement Services Investment Services Group is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the Overseas Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2009, AllianceBernstein managed approximately $496 billion in assets.

Sharon E. Fay, CFA

is a portfolio manager of a portion of the Overseas Fund, which is managed on a team basis. Ms. Fay is an Executive Vice President of AllianceBernstein and a member of the firm’s Executive Committee, a group of senior business leaders responsible for managing the firm, enacting key strategic initiatives and allocating resources. She was named Head of Bernstein Value Equities in 2009, while continuing to chair the Global Value Investment Policy Group as CIO for Global Value Equities. Ms. Fay served as CIO for Global Value Equities, overseeing the portfolio management and research activities related to cross-border and non-U.S. value investment portfolios from 2003 to 2008. From 1999 to 2006, she was CIO for European and UK Value Equities, serving as Co-CIO from 2003-2006 after being named CIO for Global Value Equities in 2003. Between 1997 and 1999, Ms. Fay was CIO for Canadian Value Equities. Prior to that, she had been a Senior Portfolio Manager of International Value Equities since 1995. Ms. Fay joined the firm in 1990 as a Research Analyst.

Kevin F. Simms

is a portfolio manager of a portion of the Overseas Fund, which is managed on a team basis. Mr. Simms was named Co-CIO for International Value Equities in 2003, which he has assumed in addition to his role as Director of Research for Global and International Value Equities, a position he has held since 1999.

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Between 1998 and 2000, Mr. Simms served as Director of Research for Emerging Markets Value Equities. He joined Bernstein in 1992 as a Research Analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

Henry S. D’Auria, CFA

is a portfolio manager of a portion of the Overseas Fund, which is managed on a team basis. Mr. D’Auria was named Co-CIO for International Value Equities in 2003, adding to his responsibilities as CIO for Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as Director of Research for Small Cap Value Equities and Director of Research for Emerging Markets Value Equities. Mr. D’Auria joined the firm in 1991 as a Research Analyst covering consumer and natural-gas companies, and he later covered the financial services industry.

Joseph G. Paul

is a portfolio manager of a portion of the Overseas Fund, which is managed on a team basis. In 2009, Mr. Paul was appointed Co-CIO of U.S. Large Cap Value Equities, CIO of North American Value Equities and Global Head of Diversified Value Services, responsible for product design research for diversified value services. Previously, he was CIO – Advanced Value Fund (1999-2009), CIO – Small and Mid-Cap Value (2002-2008), and Co-CIO – Real Estate Investments (2004-2008). Additionally, he was the Director of Research for the Advanced Value Fund, a U.S. long/short equity hedge fund, for two years. In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Before joining Bernstein, Mr. Paul worked at General Motors in marketing and product planning.

Eric J. Franco, CFA

is a portfolio manager of a portion of the Overseas Fund, which is managed on a team basis. Mr. Franco joined the firm in 1998 as a Senior Portfolio Manager for International and Global Value Equities. Prior to joining Bernstein, he was an actuary in the consulting practice at Kwasha Lipton for 16 years, working with large multinationals on the design and funding of pension and other employee benefits plans.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2009, Earnest Partners advised approximately $15.5 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing approximately $15.5 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 years of investment experience.

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. Federated Global Investment Management Corp. is a wholly owned subsidiary of Federated Investors, Inc. Federated Clover was known as Clover Capital Management, Inc. prior to its acquisition by Federated Investors, Inc. in December 2008. As of December 31, 2009, Federated Investors, Inc. had discretionary management authority with respect to approximately $389.3 billion of assets.

Lawrence R. Creatura, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura is a Vice President and Portfolio Manager at Federated Clover, conducting equity research in the Consumer Discretionary,

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Consumer Staples and Technology sectors. Prior to joining Federated Clover in 1994, Mr. Creatura spent several years in laser research and development for industrial and medical applications.

Stephen K. Gutch, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch is a Vice President and Senior Portfolio Manager at Federated Clover, overseeing the firm’s portfolio management effort. Mr. Gutch also conducts investment research in the Financial Services sector. Prior to joining Federated Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, he spent five years managing the financial services portfolio at Fulcrum Investment Group.

Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Equity II Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of June 30, 2010, Frontier had approximately $7.1 billion in assets under management.

Frontier was added as a co-subadviser of the Mid Cap Growth Equity II Fund on August 30, 2010.

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010.

Christopher J. Scarpa

is portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. In 2005, he became co-team leader of Frontier’s research strategies and assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly-owned subsidiary of Natixis Global Asset Management. Harris managed approximately $50.9 billion in assets as of December 31, 2009.

Robert M. Levy, CFA

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy is the Chairman and Chief Investment Officer, Domestic Equity, of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan, CFA, CPA

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Mangan is a Portfolio Manager at Harris and has over 21 years of investment experience. He joined the firm in 1997.

David G. Herro, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro is the Chief Investment Officer, International Equities, of Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Robert A. Taylor, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Taylor has over 15 years of investment

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experience. He joined Harris as an international analyst in 1994 and has been the Director of International Research since 2004.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $183 billion in assets under management as of December 31, 2009. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Daniel Ling

is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment management area of MFS since 2006, becoming a portfolio manager in 2009. Prior to joining MFS in 2006, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, an Investment Officer of MFS, joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2009, T. Rowe Price had approximately $391.3 billion in assets under management.

Brian W.H. Berghuis, CFA

is the portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985.

Preston G. Athey, CFA, CIC

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. Mr. Athey has been managing investments since 1982.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2009, Waddell & Reed had more than $69 billion in assets under management.

Gilbert C. Scott

A Senior Vice President and Portfolio Manager for Waddell & Reed, Mr. Scott is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Scott is also portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. Scott was affiliated with Hallmark Cards as a project manager in Strategy/Marketing Finance.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and

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its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion* in assets.

Karen H. Grimes, CFA

has served as portfolio manager of the Fundamental Value Fund since 2008. Ms. Grimes is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

Mario E. Abularach, CFA

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick, CFA

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli, CFA

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Stephen Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

The Trust’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change subadvisers or hire new subadvisers for a number of the Funds from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus this exemptive relief is available to each Fund.

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

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About the Classes of Shares – Class Z, S, Y, L, A and N Shares

Each Fund offers six Classes of shares: Class Z, Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class Z shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

All classes of each Fund may not be available in every state. Currently, only Class A shares of each Fund are available in New Hampshire, Nebraska, and Oklahoma.

Class Z, Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class Z Shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z shares.

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Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class Z shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Z shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class Z shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class Z, shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;
•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the New York Stock Exchange (“NYSE”) is open.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

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You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into any Fund, however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

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Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total NAV of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the Business Day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

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Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount. Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011. It is currently unclear whether the special tax treatment of qualified dividend income and the long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2011.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Distributions, if any, for each Fund are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

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A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. The Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such dividend designations. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible federal, state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Index Descriptions

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED NOVEMBER 15, 2010, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2009 (THE “ANNUAL REPORT”) AND SEMIANNUAL REPORT AS OF JUNE 30, 2010 (THE “SEMIANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL OR SEMIANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to Class Z shares of the following Funds:

Fund Name	Class Z
MassMutual Select Fundamental Value Fund	MFUZX
MassMutual Select Focused Value Fund	MFVZX
MassMutual Select Small Company Value Fund	MSVZX
MassMutual Select Mid Cap Growth Equity II Fund	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGZX
MassMutual Select Overseas Fund	MOSZX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated November 15, 2010

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following six separate series of the Trust: (1) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (2) MassMutual Select Focused Value Fund (“Focused Value Fund”), (3) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (4) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (5) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”) and (6) MassMutual Select Overseas Fund (“Overseas Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 34 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the Fundamental Value Fund is Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109. The subadviser for the Focused Value Fund is Harris Associates LP (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602. The subadvisers for the Small Company Value Fund are Federated Clover Investment Advisors (“Federated Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202 and EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The subadvisers for the Mid Cap Growth Equity II Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110. The subadvisers for the Small Cap Growth Equity Fund are Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202 and Wellington Management. The subadvisers for the Overseas Fund are AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, Harris and Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Asset-Based Securities

A Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the investment adviser or subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities.    A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain derivative transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap agreements. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect exposure to the issuer or securities on which the swap is written. A Fund may enter into credit default swaps to hedge against interest rate or credit risks, or to earn additional income.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but present an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments

A structured investment is a security having a return tied to an underlying index or security or asset class. A Fund will typically invest in structured investments in order to obtain investment targeted investment exposures that are not available to it through investments directly in the securities underlying the structured investments.

Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Hybrid Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Structured securities are hybrid instruments typically issued by banks, brokerage firms, insurance companies and other corporations. They are considered hybrid instruments because they have both commodity-like and security-like characteristics. In general, hybrid instruments have characteristics of debt securities and either commodity futures contracts or commodity options contracts, or a combination of both. Structured hybrid instruments are derivatives because at least part of their value is derived from the value of the underlying commodity, commodity index or other economic variable. The value of a hybrid instrument typically is based on the price movements of a physical commodity (such as heating oil, livestock or agricultural products), a commodity futures contract, a commodity index or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The securities are referred to as structured securities because the purchaser can negotiate with the issuer to obtain specific terms and features that are tailored to the purchaser’s investment needs.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser or subadviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds,” may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

All Funds may invest up to 25% of their total assets in these types of securities.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by the Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent T. Rowe Price from investing the assets of the Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by T. Rowe Price pursuant to applicable SEC exemptive orders or a Fund from investing its assets in money market funds in compliance with the 1940 Act.

T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The Funds subadvised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable NAV of $1.00 per share.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Small Cap Growth Equity Fund.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/funds no earlier than 30 days after the end of each of these respective months.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds, the Funds’ investment adviser or subadvisers may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of a Fund. Each Fund may not:

(1) with the exception of the Focused Value Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  sell securities short, but reserves the right to sell securities short against the box.

(2)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(3)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual and AllianceBernstein, EARNEST Partners, Federated Clover, Frontier, Harris, MFS, T. Rowe Price, Waddell & Reed and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the five standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 1996
Trustee of 63 portfolios in fund complex

Retired; Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2003
Trustee of 63 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71
Trustee since 1994
Trustee of 63 portfolios in fund complex

Attorney-at-Law (since 2004); Director (1999-2007), BankNorth Massachusetts; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 2003
Trustee of 63 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 1996
Trustee of 101 portfolios in fund complex[1]

Retired; Consultant (1999-2009); Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 58
Trustee since 2009
Trustee of 63 portfolios in fund complex

Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut; Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees

Robert E. Joyal[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 65
Trustee since 2003
Trustee of 65 portfolios in fund complex[3]

Retired; Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

(1)	Denver Board-Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.
(2)	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(3)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 55
Trustee since 2008
Trustee of 63 portfolios in fund complex

Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2009 Officer of 95 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2001 Officer of 95 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2006 Officer of 95 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

(4)	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2007 Officer of 95 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2006 Officer of 95 portfolios in fund complex	President of the Trust

Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory and operational issues. He also has served as CEO of several non-profit organizations for 26 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Mary E. Boland—As a former vice chairman and a current director and member of the executive and investment committees of an educational financing organization, Ms. Boland has experience with financial, regulatory and operational issues. Ms. Boland holds a BA from Newton College and a LLB from Boston College Law School.

R. Alan Hunter, Jr.—As the chairman of the board of a non-profit organization and a director of a publicly traded company, Mr. Hunter has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and a MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory and operational issues. He has over 35 years of banking experience and has participated on investment committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and a MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, a MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The Board had four regularly scheduled meetings in 2009.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2009, the Audit Committee met five times.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met five times during 2009. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name and address as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2009. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met two times during 2009. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Valuation Committee.    The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2009.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Mary E. Boland	None	None
Richard W. Greene*	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

*	Retired as of December 31, 2009.

The ownership information shown above does not include units of separate investment accounts that invest in one or more Funds held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more Funds. As of December 31, 2009, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Ms. Boland, over $100,000; Mr. Greene, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; and Ms. Sarsynski, $50,001-$100,000.

As of November 1, 2010, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2009, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2010, the Trust, on behalf of the Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2009 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $14,000 per quarter plus a fee of $4,800 per meeting attended in-person. Such Trustees who served on the Contract Committee of the Trust were paid an additional $4,800 for attending the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. The Chairperson of the Audit Committee was paid an additional fee of $8,000 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional fee of $4,000 annually. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional fee of $3,200 annually. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2009 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers[1]	—	$141,622	$182,038
Trustee
Allan W. Blair	$80,124	—	$105,040
Trustee
Mary E. Boland	—	$155,097	$207,689
Trustee
Richard W. Greene[1]	$33,000	$109,539	$178,174
Chairman and Trustee
R. Alan Hunter, Jr.	—	$138,066	$178,409
Trustee
Robert E. Joyal	—	$138,144	$179,106
Trustee
F. William Marshall, Jr.	$80,880	—	$280,050
Trustee
Elaine A. Sarsynski[2]	$0	—	$0
Trustee
Susan B. Sweeney	$50,559	—	$68,083
Trustee

(1)	Mr. Greene retired as of December 31, 2009. Mr. Ayers succeeded Mr. Greene as Chairman of the Board on January 1, 2010.
(2)	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 1, 2010, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select Fundamental Value Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.05%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	17.24%

Class L	MassMutual 1295 State Street Springfield, MA 01111	64.18%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	16.47%

	State Street Bank and Trust TTEE FBO Board of Trustees Stationary Engineers Local 39 Annuity Trust 337 Valencia Street San Francisco, CA 94103	5.17%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	83.06%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.95%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	78.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	19.13%

MassMutual Select Focused Value Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	72.30%

	NFS LLC FEBO Robert Levy NFS/FMTC IRA 2 N. LASALLE ST - SUITE 500 Chicago, IL 60602	12.88%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	8.00%

Class L	MassMutual 1295 State Street Springfield, MA 01111	73.45%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.69%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	85.87%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	88.11%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.51%

MassMutual Select Small Company Value Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.88%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	13.31%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	73.00%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	10.83%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	76.90%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	16.01%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	86.45%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	9.16%

MassMutual Select Mid Cap Growth Equity II Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.24%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	16.85%

Class L	MassMutual 1295 State Street Springfield, MA 01111	81.28%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	10.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	67.38%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	22.67%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	70.24%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	27.34%

MassMutual Select Small Cap Growth Equity Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.72%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	13.36%

Class L	MassMutual 1295 State Street Springfield, MA 01111	81.06%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	55.36%

	MAC & CO PO BOX 3198 525 William Penn Place Pittsburgh, PA 15230	32.77%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	75.68%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	17.14%

MassMutual Select Overseas Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.88%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	9.76%

Class L	MassMutual 1295 State Street Springfield, MA 01111	83.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.50%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	54.14%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	12.04%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	10.33%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	6.98%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.05%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.09%

[1]

As of November 1, 2010 MassMutual, 1295 State Street, Springfield, MA 01111, owned 81.21% of MassMutual Select Fundamental Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of November 1, 2010, MassMutual, 1295 State Street, Springfield, MA 01111, owned 84.07% of MassMutual Select Focused Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of November 1, 2010, MassMutual, 1295 State Street, Springfield, MA 01111, owned 80.16% of MassMutual Select Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of November 1, 2010 MassMutual, 1295 State Street, Springfield, MA 01111, owned 77.18% of MassMutual Select Mid Cap Growth Equity II Fund and therefore may each be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]

As of November 1, 2010, MassMutual, 1295 State Street, Springfield, MA 01111, owned 64.84% of MassMutual Select Small Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[6]

As of November 1, 2010, MassMutual, 1295 State Street, Springfield, MA 01111, owned 76.65% of MassMutual Select Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISER AND SUBADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100® Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2015 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2025 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2035 Fund, MassMutual Select Destination Retirement 2040 Fund, MassMutual Select Destination Retirement 2045 Fund and MassMutual Select Destination Retirement 2050 Fund, which are also series of the Trust; MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier

Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML NASDAQ-100® Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML American Funds® Core Allocation Fund, MML Small Company Value Fund, MML Fundamental Value Fund and MML PIMCO Total Return Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML High Yield Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .65% for the Fundamental Value Fund, .69% for the Focused Value Fund, .85% for the Small Company Value Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund and 1.00% for the Overseas Fund.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Management Fee Paid	Other Expenses Reimbursed
Fundamental Value Fund
Year ended 12/31/07	$8,198,081	—
Year ended 12/31/08	$6,554,983	—
Year ended 12/31/09	$5,434,624	—
Focused Value Fund
Year ended 12/31/07	$6,713,340	—
Year ended 12/31/08	$4,324,260	—
Year ended 12/31/09	$3,207,228	—
Small Company Value Fund
Year ended 12/31/07	$6,104,916	—
Year ended 12/31/08	$4,326,279	—
Year ended 12/31/09	$3,345,163	—
Mid Cap Growth Equity II Fund
Year ended 12/31/07	$10,581,887	—
Year ended 12/31/08	$9,227,764	—
Year ended 12/31/09	$7,256,982	—

	Management Fee Paid	Other Expenses Reimbursed
Small Cap Growth Equity Fund
Year ended 12/31/07	$5,565,388	—
Year ended 12/31/08	$4,468,536	—
Year ended 12/31/09	$3,311,461	—
Overseas Fund
Year ended 12/31/07	$13,164,830	—
Year ended 12/31/08	$8,032,192	—
Year ended 12/31/09	$4,901,348	—

Subadvisers

AllianceBernstein, Harris and MFS each act as subadvisers for the Overseas Fund.

AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2009, AllianceBernstein Holding L.P. (“Holding”) owned approximately 36.5% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 61.6% of the AllianceBernstein Units at December 31, 2009 (including those held indirectly through its ownership of approximately 1.9% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 62.1% economic interest in AllianceBernstein. AllianceBernstein also provides subadvisory services for the MassMutual Select Diversified International Fund, which is also a series of the Trust; and the MML Small/Mid Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris also serves as a subadviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly owned subsidiary of Natixis Global Asset Management.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS also provides subadvisory services for the MML Global Fund and MML Growth & Income Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Federated Clover, T. Rowe Price and Earnest Partners each act as subadvisers for the Small Company Value Fund.

T. Rowe Price serves as a subadviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price also provides subadvisory services for the MassMutual Select Blue Chip Growth Fund, which is also series of the Trust; and the MML Equity Income Fund, MML Blue Chip Growth Fund, MML Mid Cap Growth Fund and MML Small Company Value Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management and Waddell & Reed both act as subadvisers for the Small Cap Growth Equity Fund and both are registered with the SEC as investment advisers. Each subadviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed also both provide subadvisory services for the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management serves as a subadviser for the Fundamental Value Fund. Wellington Management also provides subadvisory services for the MassMutual Select Small Cap Value Equity Fund and MassMutual Select Mid Cap Growth Equity Fund, which are also series of the Trust; and the MML Fundamental Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

For the last three fiscal years, MassMutual paid the following amounts for subadvisory services provided to the Funds:

Fundamental Value Fund
Year ended 12/31/07	$3,846,383
Year ended 12/31/08	$3,081,502
Year ended 12/31/09	$2,551,637
Focused Value Fund
Year ended 12/31/07	$4,145,711
Year ended 12/31/08	$2,687,366
Year ended 12/31/09	$2,037,758
Small Company Value Fund
Year ended 12/31/07	$4,041,591
Year ended 12/31/08	$2,878,527
Year ended 12/31/09	$2,264,657
Mid Cap Growth Equity II Fund
Year ended 12/31/07	$6,849,816
Year ended 12/31/08	$5,990,834
Year ended 12/31/09	$4,663,232
Small Cap Growth Equity Fund
Year ended 12/31/07	$4,254,413
Year ended 12/31/08	$3,341,377
Year ended 12/31/09	$2,553,724
Overseas Fund
Year ended 12/31/07	$6,348,575
Year ended 12/31/08	$3,992,533
Year ended 12/31/09	$2,461,748

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of .07% for Class Z shares of the Fundamental Value Fund, Focused Value Fund, Small Cap Growth Equity Fund and Overseas Fund, and .06% for Class Z shares of the Small Company Value Fund and Mid Cap Growth Equity II Fund. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments (the “Custodian”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, AllianceBernstein, EARNEST Partners, Federated Clover, Frontier, Harris, MFS, T. Rowe Price, Waddell & Reed and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management or Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007:

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Fundamental Value Fund	$897,332	$923,431	$719,827
Focused Value Fund	$295,201	$503,736	$719,424
Small Company Value Fund	$520,668	$727,382	$1,155,500
Mid Cap Growth Equity II Fund	$687,292	$642,986	$762,213
Small Cap Growth Equity Fund	$1,072,923	$1,179,648	$1,053,908
Overseas Fund	$375,049	$835,560	$1,639,717

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2009, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Year ended December 31, 2009			Year ended December 31, 2008	Year ended December 31, 2007
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Jefferies and Company
Fundamental Value Fund	$7,284	0.81%	1.07%	$13,756	$964
Focused Value Fund	—	—	—	$12,495	—
Small Company Value Fund	$16,111	3.09%	2.33%	$114,177	$86,675
Mid Cap Growth Equity II Fund	$384	0.06%	0.05%	$1,660	$2,095
Small Cap Growth Equity Fund	$19,702	1.84%	1.31%	$22,212	$4,816

The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended December 31, 2009, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended December 31, 2009 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commission
Fundamental Value Fund	$48,045,001	$48,959
Focused Value Fund	$92,179,341	$89,503
Small Company Value Fund	$93,345,182	$265,275
Mid Cap Growth Equity II Fund	$41,788,931	$21,872
Small Cap Growth Equity Fund	$51,800,726	$75,802
Overseas Fund	$78,529,534	$67,451

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2009.

	Regular Broker or Dealer	Aggregate Value of Securities Held
Fundamental Value Fund	JPMorgan Chase and Co.	$34,641,771
	The Goldman Sachs Group, Inc.	24,363,612
	Bank of America Corp.	21,852,150
	UBS AG	4,423,452

		$85,280,985

Small Company Value Fund	Raymond James Financial	$1,236,111
	Knight Capital Group, Inc.	708,785

		$1,944,896

Overseas Fund	UBS AG	$5,757,238
	Credit Suisse Group	4,776,975
	Societe Generale	1,970,118
	Deutsche Bank AG	1,536,363

		$14,040,694

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. Under the Trust’s Declaration of Trust, the Board is authorized to create new series and classes without shareholder approval. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 34 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares. The Trustees have also authorized a sixth class of shares for the MassMutual Select PIMCO Total Return Fund, MassMutual Select Indexed Equity Fund, Fundamental Value Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund and Overseas Fund: Class Z Shares. All shares of a particular class of each Fund represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class.

The Trustees may also divide or combine the shares of any series or class into a greater or lesser number without changing the proportionate beneficial interests in the series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of NAV per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B420, 1295 State Street, Springfield, Massachusetts 01111.

The Trust is not required to hold annual or regular meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust, or the applicable series or class, except to change the name of the Trust or to cure technical problems in the Declaration of Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total NAV of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board, and under the ultimate supervision of the Board. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Board, and under the ultimate supervision of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is generally a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (y) that is treated as a partnership for federal income tax purposes because it satisfies the passive income requirements under Code section 7704(c)(2); and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal

Revenue Service (“IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for Federal income tax purposes, be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. A Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A Fund’s ability to use net capital loss carryovers to offset gains may be subject to limitations. See the most recent annual shareholder report for each Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have temporarily been reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether this long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is currently unclear whether the special tax treatment of qualified dividend income will be extended for taxable years beginning on or after January 1, 2011.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

The Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years of a Fund beginning before January 1, 2010, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder who or which is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of December 31, 2009, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. The unaudited financial statements of the Funds are set forth in the Trust’s Semiannual Report as of June 30, 2010, and are also incorporated herein by reference. Copies of the Trust’s Annual Report as of December 31, 2009 and Semiannual Report as of June 30, 2010 are available, without charge, upon request by calling 1-888-309-3539. Financial statements and financial highlights for Class Z shares of the Funds will be included in the Trust’s Annual and Semiannual Reports when the class has completed its first annual and semiannual periods, respectively.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ALLIANCEBERNSTEIN L.P.

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right for advisory votes on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. However, in markets where votes to approve remuneration reports are required we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as the Troubled Asset Relief Program or the Capital Assistance Program, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under TARP (or the other plan) because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

EARNEST PARTNERS, LLC

Proxy Policies

The best interest of clients and plan participants (the “Client”) will be the sole consideration of EARNEST Partners (the “Adviser”) when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Adviser’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently RiskMetrics’ Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

FEDERATED CLOVER INVESTMENT ADVISORS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp. (“Federated Clover”), the authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved Federated Clover’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

Federated Clover’s general policy is to cast proxy votes in favor of proposals that Federated Clover anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated Clover believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether Federated Clover supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated Clover will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). Federated Clover will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated Clover will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. Federated Clover will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated Clover will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated Clover will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated Clover will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. Federated Clover will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated Clover may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated Clover decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated Clover typically votes against such measures in other contexts.

Federated Clover generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. Federated Clover believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated Clover will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated Clover will not vote proxies for such shares.

Proxy Voting Procedures

Federated Clover has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated Clover by the Board in accordance with the proxy voting policies. Federated Clover has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Federated Clover’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Federated Clover has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated Clover or Distributor. This may occur where a significant business relationship exists between Federated Clover (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated Clover has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated Clover have influenced proxy votes. Any employee of Federated Clover who is contacted by an Interested Company regarding proxies to be voted by Federated Clover must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated Clover will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated Clover with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated Clover voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which Federated Clover (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated Clover at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has contracted with another vendor to act as agent (the “proxy agent”) for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a quarterly basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Custodian

On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

September 2008

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

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Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

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6.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of poison pill plans.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services (“ISS”), the Firm’s proxy voting service provider, opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For

Approved by the Proxy Voting Committee on February 11th, 2008

example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

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V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.    Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

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In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.    Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th on The Oakmark Funds website.

Approved by the Proxy Voting Committee on February 11th, 2008

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

A.	VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group.    The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees

(PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Fund:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

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Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies,

established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting    Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director: For

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: October 16, 2008

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

Overseas Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon E. Fay, Kevin F. Simms, Henry S. D’Auria, Joseph G. Paul and Eric J. Franco.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sharon E. Fay
Registered investment companies**	200	$39,862 million	3	$6,896 million
Other pooled investment vehicles	289	$20,832 million	2	$909 million
Other accounts	33,964	$96,592 million	83	$9,324 million
Kevin F. Simms
Registered investment companies**	200	$39,862 million	3	$6,896 million
Other pooled investment vehicles	289	$20,832 million	2	$909 million
Other accounts	33,964	$96,592 million	83	$9,324 million
Henry S. D’Auria
Registered investment companies**	200	$39,862 million	3	$6,896 million
Other pooled investment vehicles	289	$20,832 million	2	$909 million
Other accounts	33,964	$96,592 million	83	$9,324 million
Joseph G. Paul
Registered investment companies**	183	$36,697 million	3	$6,896 million
Other pooled investment vehicles	273	$16,252 million	1	$296 million
Other accounts	33,851	$78,693 million	64	$6,492 million
Eric J. Franco
Registered investment companies**	47	$10,188 million	0	$0
Other pooled investment vehicles	3	$2,122 million	0	$0
Other accounts	71	$9,152 million	3	$493 million

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation:

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units and for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

EARNEST Partners, LLC

The portfolio manager of the Small Company Value Fund is Paul E. Viera.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul E. Viera
Registered investment companies**	7	$1,063.5 million	0	$0
Other pooled investment vehicles	13	$90.2 million	0	$0
Other accounts	227	$9,899 million	9	$613.6 million

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

Earnest Partners may be responsible for managing the Small Company Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. Earnest Partners may manage other client accounts which may have higher fee arrangements than the Small Company Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

Earnest Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. Earnest Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, Earnest Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that Earnest Partners believes to be fair and equitable.

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Federated Clover Investment Advisors

The portfolio managers of the Small Company Value Fund are Lawrence R. Creatura and Stephen K. Gutch.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Lawrence R. Creatura
Registered investment companies**	1	$117.7 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$85.5 million	0	$0
Stephen K. Gutch
Registered investment companies**	4	$1,054 million	0	$0
Other pooled investment vehicles	1	$8.2 million	0	$0
Other accounts***	20	$1,243 million	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.
***	Please note there are other privately managed accounts for which the portfolio manager is only responsible for creating the investment model, but Federated Clover employs a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). Federated Clover has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation:

Lawrence R. Creatura is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by Federated Clover is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy’s designated peer group of comparable accounts and vs. the Strategy’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Creatura may receive additional consideration based on the achievement of specified revenue targets.

Stephen K. Gutch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by Federated Clover is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy’s designated peer group of comparable accounts and vs. the Strategy’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gutch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks. The performance of the Strategy to which the Fund is assigned represents a lesser portion of the calculation. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Gutch may receive additional consideration based on the achievement of specified revenue targets.

Frontier Capital Management Company, LLC

The portfolio managers of the Mid Cap Growth Equity II Fund are Stephen M. Knightly and Christopher J. Scarpa.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Knightly
Registered investment companies**	2	$899,957,175	1	$765,869,912
Other pooled investment vehicles	1	$64,117,019	0	$0
Other accounts	37	$1,135,307,864	1	$54,818,114
Christopher J. Scarpa
Registered investment companies**	2	$899,957,175	1	$765,869,912
Other pooled investment vehicles	1	$64,117,019	0	$0
Other accounts	37	$1,135,307,864	1	$54,818,114

*	The information provided is as of June 30, 2010.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of June 30, 2010, the portfolio managers did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

In connection with its management of client accounts, Frontier may be subject to the appearance of actual or potential conflicts of interest. For example, an advisory fee based on the performance of an account may create the appearance of a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier has in place trade allocation procedures that are reasonably designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

In addition, Frontier has written policies and procedures in place that are reasonably designed to help mitigate the appearance of other potential conflicts of interest, including the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.

Compensation:

Frontier’s portfolio manager compensation program consists of a fixed base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and tied directly to the firm’s profitability, which includes management fee revenues generated from client accounts, including the Fund. Compensation is not directly based on performance of the Fund or the amount of assets held in the Fund’s portfolio.

Harris Associates L.P.

Robert M. Levy and Michael J. Mangan are portfolio managers of the Focused Value Fund, and David G. Herro and Robert A. Taylor are portfolio managers of the Overseas Fund (collectively, the “Funds”).

Focused Value Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Robert M. Levy
Registered investment companies**	1		$680,503,196	0	$0
Other pooled investment vehicles	12		$614,748,103	0	$0
Other accounts***	208	#	$3,761,186,899	0	$0
Michael J. Mangan
Registered investment companies**	2		$836,342,180	0	$0
Other pooled investment vehicles	1		$80,710,905	0	$0
Other accounts***	120		$1,200,193,893	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Focused Value Fund.
***	Personal investment accounts of portfolio managers and their families are not reflected.
#

This number includes approximately 141 accounts that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Ownership of Securities:

As of December 31, 2009, Mr. Levy owned over $1,000,000 shares of the Focused Value Fund.

Overseas Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	7	$8,371,805,684	0	$0
Other pooled investment vehicles	12	$1,250,196,682	0	$0
Other accounts***	15	$3,301,254,407	0	$0
Robert A. Taylor
Registered investment companies**	6	$8,139,924,177	0	$0
Other pooled investment vehicles	2	$379,324,227	0	$0
Other accounts***	6	$1,313,574,057	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.
***	Personal investment accounts of portfolio managers and their families are not reflected.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation:

Each of the Funds’ portfolio managers is compensated solely by Harris (the “Firm”), a subadviser. Compensation for each of the portfolio managers is based on the Firm’s assessment of the individual’s long-term contribution to the investment success of the Firm and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan

Stanley Capital International (“MSCI”) World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Firm’s approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a funds’ inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Massachusetts Financial Services Company

The portfolio managers of the Overseas Fund (the “Fund”) are Marcus L. Smith and Daniel Ling.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Marcus L. Smith
Registered investment companies**	10	$8.3 billion	0		$0
Other pooled investment vehicles	1	$188.5 million	0		$0
Other accounts	27	$6 billion	1	***	$391.3 million
Daniel Ling
Registered investment companies**	10	$8.3 billion	0		$0
Other pooled investment vehicles	1	$188.5 million	0		$0
Other accounts	24	$5.5 billion	1	***	$391.3 million

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.
***	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation:

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus—Generally, performance bonus represents more than a majority of portfolio manager total cash compensation.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indexes (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
MSCI World (ex U.S.) Index
Standard & Poor’s EPAC Large Mid Cap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index
MSCI EAFE Growth Index
MSCI All Country World (ex U.S.) Index
MSCI EAFE & Canada Index

Daniel Ling	Lipper International Funds
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI EAFE Index
MSCI EAFE Growth Index
MSCI All Country (ex U.S.) World Index
Standard & Poor’s EPAC Large Mid Cap Growth Index
MSCI World (ex U.S.) Index
MSCI EAFE & Canada Index

Additional or different benchmarks, including versions of indexes and custom indexes may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

T. Rowe Price Associates, Inc.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Preston G. Athey
Registered investment companies**	6	$1.6 billion	0	$0
Other pooled investment vehicles	1	$13.0 million	0	$0
Other accounts	12	$6.2 billion	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The portfolio manager of the Mid Cap Growth Equity II Fund is Brian W.H. Berghuis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W.H. Berghuis
Registered investment companies**	7	$19.0 billion	0	$0
Other pooled investment vehicles	2	$291.2 million	0	$0
Other accounts	5	$573.3 million	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Waddell & Reed Investment Management Company

The portfolio manager of the Small Cap Growth Equity Fund is Gilbert C. Scott.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gilbert C. Scott
Registered investment companies**	2	$1,070,832,099	0	$0
Other pooled investment vehicles	2	$49,963,442	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2009.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•

Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to Waddell & Reed’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

Waddell & Reed believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by Waddell & Reed.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Wellington Management Company, LLP

The portfolio manager of the Fundamental Value Fund is Karen H. Grimes.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Karen H. Grimes
Registered investment companies**	3	$1,476,874,941	0	$0
Other pooled investment vehicles	2	$13,016,668	0	$0
Other accounts	8	$940,104,393	1	$440,465,884

*	The information provided is as of December 31, 2009.
**	Does not include the Fundamental Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Fundamental Value Fund.

The portfolio managers of the Small Cap Growth Equity Fund are Kenneth L. Abrams, Daniel J. Fitzpatrick, Steven C. Angeli, Mario E. Abularach and Stephen Mortimer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kenneth L. Abrams
Registered investment companies**	2	$1,734,908,338	1	$1,658,416,373
Other pooled investment vehicles	10	$1,138,575,393	0	$0
Other accounts	8	$1,056,060,427	0	$0
Daniel J. Fitzpatrick
Registered investment companies**	1	$76,491,965	0	$0
Other pooled investment vehicles	3	$698,878,012	0	$0
Other accounts	5	$796,258,621	0	$0
Steven C. Angeli
Registered investment companies**	11	$2,164,573,811	0	$0
Other pooled investment vehicles	14	$966,301,201	2	$317,338,563
Other accounts	37	$1,685,616,456	3	$416,619,017
Mario E. Abularach
Registered investment companies**	18	$8,015,679,534	0	$0
Other pooled investment vehicles	2	$214,760,890	0	$0
Other accounts	10	$1,122,272,844	2	$262,082,510
Stephen Mortimer
Registered investment companies**	17	$6,361,926,876	0	$0
Other pooled investment vehicles	2	$214,760,890	0	$0
Other accounts	7	$692,866,122	2	$262,082,510

*	The information provided is as of December 31, 2009.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Mr. Angeli also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreements between Wellington Management and MassMutual with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Funds’ managers listed in the prospectus who are primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Angeli, Mortimer and Ms. Grimes are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Angeli, Abularach and Mortimer)	Russell 2000 Growth Index

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2050 Fund dated as of December 17, 2007(7).

(3) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of December 3, 2007 (9).

(4) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of April 1, 2008 (9).

(5) Amendment to Investment Management Agreements between the Trust and MassMutual relating to the MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund dated as of April 1, 2008 (9).

(6) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Global Allocation Fund dated as of November 27, 2009 (13).

(7) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2015 Fund dated as of April 1, 2010 (15).

(8) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2025 Fund dated as of April 1, 2010 (15).

(9) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2035 Fund dated as of April 1, 2010 (15).

(10) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2045 Fund dated as of April 1, 2010 (15).

(11) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(12) Investment Subadvisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(13) Amendment to Investment Subadvisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(14) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(15) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(16) Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund), incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(17) Amendment to Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(18) Investment Subadvisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund effective as of November 15, 2005 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(19) Amendment to Investment Subadvisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund dated as of June 1, 2008 (10).

(20) Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(21) Amendment to Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) dated as of May 1, 2006 (10).

(22) Amendment Two to Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) dated as of June 1, 2008 (10).

(23) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(24) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) dated as of June 1, 2008 (10).

(25) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(26) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2008 (10).

(27) Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(28) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(29) Amendment to Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of June 1, 2008 (10).

(30) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual OTC 100 Fund (now known as MassMutual Select NASDAQ-100® Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(31) Amendment to Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual OTC 100 Fund (now know as MassMutual Select NASDAQ-100® Fund) dated as of June 1, 2008 (10).

(32) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 (3).

(33) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of November 28, 2007 (7).

(34) Amendment Two to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2008 (10).

(35) Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of April 1, 2008 (9).

(36) Amendment to Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of June 1, 2008 (10).

(37) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(38) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of March 1, 2008 (10).

(39) Amendment Two to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of June 1, 2008 (10).

(40) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 11, 2009 (12).

(41) Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(42) Amendment to Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of June 1, 2008 (10).

(43) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(44) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(45) Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(46) Amendment to Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of June 1, 2008 (10).

(47) Investment Subadvisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of December 1, 2008 (10).

(48) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Small Company Growth Fund dated as of September 10, 2008 (10).

(49) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(50) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of June 1, 2008 (10).

(51) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(52) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of June 1, 2008 (10).

(53) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Strategic Balanced Fund dated as of October 8, 2008 (10).

(54) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(55) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of June 1, 2008 (10).

(56) Investment Subadvisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(57) Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(58) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(59) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(60) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(61) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of June 1, 2008 (10).

(62) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(63) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(64) Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(65) Amendment to Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2008 (10).

(66) Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2006 (3).

(67) Amendment to Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of June 1, 2008 (10).

(68) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (13).

(69) Investment Subadvisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, Inc. (now known as Barrow, Hanley, Mewhinney & Strauss, LLC) relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (14).

(70) Investment Subadvisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Aggressive Growth Fund dated as of June 1, 2006 is incorporated by reference to Exhibit D(34) of Registrant’s Post-Effective Amendment No. 36 to the Registration Statement filed via EDGAR on June 14, 2006.

(71) Amendment to Investment Subadvisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Aggressive Growth Fund dated as of June 1, 2008 (10).

(72) Investment Subadvisory Agreement between MassMutual and NFJ Investment Group LLC relating to the MassMutual Select Mid-Cap Value Fund dated as of March 10, 2010 (16).

(73) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2010 (16).

(74) Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of December 14, 2006 (5).

(75) Amendment to Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of June 1, 2008 (10).

(76) Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of September 23, 2008 (10).

(77) Amendment to Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of October 20, 2008 (10).

(78) Amendment to Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as the MassMutual Select Small Cap Growth Equity Fund) dated as of July 1, 2008 (10).

(79) Investment Subadvisory Agreement between MassMutual and Rainier Investment Management, Inc. relating to the MassMutual Select Large Cap Growth Fund dated as of May 1, 2009 (12).

(80) Investment Subadvisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 16, 2009 (12).

(81) Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund dated as of November 27, 2009 (13).

(82) Investment Subadvisory Agreement between MassMutual and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of August 30, 2010 (18).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of November 15, 2010 is filed herein as Exhibit E(2).

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2) Appendix A to the Custodian Agreement between the Trust and State Street dated as of November 15, 2010 is filed herein as Exhibit G(2).

(3) Global Custody Agreement between the Trust and Brown Brothers Harriman & Co. (“BBH”) dated as of November 27, 2009 (13).

(4) Amendment to Global Custody Agreement between the Trust and BBH dated as of August 10, 2010 is filed herein as Exhibit G(4).

Exhibit H:

(1) Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2008 (8).

(2) Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of November 15, 2010 is filed herein as Exhibit H(2).

(3) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Amendment, dated as of February 6, 2006, to Administrative and Shareholder Services Agreements (3).

(5) Amendment, dated as of May 12, 2009, to Administrative and Shareholder Services Agreements (12).

(6) Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2008 (8).

(7) Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of November 15, 2010 is filed herein as Exhibit H(7).

(8) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Global Allocation Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund and MassMutual Select Destination Retirement 2050 Fund (15).

(9) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Fundamental Value Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund and MassMutual Select Overseas Fund is filed herein as Exhibit H(9).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent (3).

(11) Opinion of Counsel and Consent (4).

(12) Opinion of Counsel and Consent (5).

(13) Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

(15) Opinion of Counsel and Consent (15).

(16) Opinion of Counsel and Consent (17).

(17) Opinion of Counsel and Consent is filed herein as Exhibit I(17).

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. (3).

(3) Power of Attorney for Elaine A. Sarsynski (9).

(4) Power of Attorney for Susan B. Sweeney (12).

Exhibit K: Not Applicable.

Exhibit L: Not Applicable.

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Form of Class Z Rule 12b-1 Plan is filed herein as Exhibit M(6).

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of November 15, 2010 is filed herein as Exhibit N.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company (15).

(3) Code of Ethics for MassMutual, MML Distributors, LLC and MassMutual Select Funds (15).

(4) Code of Ethics for Northern Trust Investments, N.A. (2).

(5) Code of Ethics for Delaware Management Company (15).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (15).

(7) Code of Ethics for Pyramis Global Advisors, LLC (15).

(8) Code of Ethics for Harris Associates L.P. (15).

(9) Code of Ethics for Turner Investment Partners, Inc. (11).

(10) Code of Ethics for Victory Capital Management Inc. (15).

(11) Code of Ethics for Federated Clover Investment Advisors (15).

(12) Code of Ethics for AllianceBernstein L.P. (15).

(13) Code of Ethics for Wellington Management Company, LLP. (18).

(14) Code of Ethics for NFJ Investment Group LLC (16).

(15) Code of Ethics for Sands Capital Management, LLC (15).

(16) Code of Ethics for Western Asset Management Company (15).

(17) Code of Ethics for EARNEST Partners, LLC (11).

(18) Code of Ethics for Eagle Asset Management, Inc. (15).

(19) Code of Ethics for Rainier Investment Management, Inc. (13).

(20) Code of Ethics for Massachusetts Financial Services Company (11).

(21) Code of Ethics for J.P. Morgan Investment Management Inc. (15).

(22) Code of Ethics for The Boston Company Asset Management, LLC (10).

(23) Code of Ethics for Systematic Financial Management, L.P. (12).

(24) Code of Ethics for BlackRock Investment Management, LLC (15).

(25) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC (15).

(26) Code of Ethics for Brandywine Global Investment Management, LLC (15).

(27) Code of Ethics for Loomis, Sayles & Company, L.P. (14).

(28) Code of Ethics for Pacific Investment Management Company LLC (16).

(29) Code of Ethics for Frontier Capital Management Company, LLC (18).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.

(6)	Intentionally omitted.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on April 1, 2008.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on March 31, 2009.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on January 15, 2010.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 1, 2010.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed via EDGAR on April 16, 2010.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on June 30, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on September 16, 2010.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust, other than the MassMutual Select Global Allocation Fund, and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%.)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%.)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Cornerstone Real Estate Advisers, Inc. (formerly, Babson Capital Management Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

e.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

g.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC and that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

3.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

c.)	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%.)

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments, Inc. (March 20, 2000), is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000), is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), an English-based limited liability company wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

a.)	Tremont Capital Management Limited, a company based in the United Kingdom.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Securities, Inc., a New York company.

4.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

5.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.)	Tremont GP, Inc., a Delaware corporation.

5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.)

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.).)

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%.)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%.)

a.)	Compañia de Seguros CorpVida S.A., a corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%.)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Co., Ltd., a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%.)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%.)

f.	MassMutual Mercuries Insurance Agency Co., Ltd., a Taiwan company which operates as a life insurance agency. (MassMutual International LLC – 50%).

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

10.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ff.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

11.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

12.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC), is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (Owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company.)

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.)

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

Item 30:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Director (since 2008) and Member, Corporate Governance, Executive, Investment and Operations Committees

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Audit, Executive and Human Resources Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson, Human Resources Committee and Member, Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

WILLIAM B. ELLIS, Director (since 1996), Chairman, Audit Committee and Member, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1998), Pew Center on Global Climate Change; Trustee (since 2005), Carnegie Mellon University; and Director (since 1995), Renegy Holdings Inc. (formerly known as Catalytica Energy Systems, Inc.).

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002), Member, Human Resources, Executive and Operations Committees

Retired Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008) and Member, Audit, Human Resources and Operations Committees

Chairman and Chief Executive Officer, Retired (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000)

and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

CATHY E. MINEHAN, Director (since 2009) and Member, Human Resources and Operations Committees

Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

STUART H. REESE, Chairman (since 2007), Director (since 2005) and Chairman, Executive Committee and Member, Corporate Governance, Investment and Operations Committees

Chief Executive Officer (June 2005-December 2009), President (June 2005-December 2008) and Director (since 2005), MassMutual; Chairman, Director and Chief Executive Officer (2005-2009) and President (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (2005-2009) and President (2005-2008), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (2005-2009), MassMutual Holding LLC; Chairman (2005-2009) and Director (1999-2009), Oppenheimer Acquisition Corp.; Director (2005-2006), MassMutual International, Inc. (now known as MassMutual International LLC); Chairman, Director (1996-2006) and President and Chief Executive Officer (2003-2006), Charter Oak Capital Management, Inc.; Trustee (since 2008), Gettysburg College; Director (2006-2009) and Member, Finance Committee, American Council of Life Insurers; Director, Class B (2006-2009), Federal Reserve Bank of Boston; Director (2007-2009), Christian Medical Fellowship; Chair (2006-2009), Advisory Board, LRN-RAND Center for Corporate Ethics, Law and Governance; and Advisory Board Member (1995-2006), Kirtland Capital Partners (investment partnership).

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Founder and Director (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

Executive Officer

ROGER W. CRANDALL, President and Chief Executive Officer and Director

Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Chairman (since January 2010) and Director (since 2005), Oppenheimer Acquisition Corp.; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008) and Managing Director (2000-2008), Babson Capital Management LLC; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC.

Executive Vice Presidents

ROBERT CASALE, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (2009-2010), Chief Information Officer and Head of Enterprise Technology Organization (since 2008), Corporate Vice President (2007-2009), Vice President (2006-2007), Assistant Vice President (2005-2006), MassMutual; Board Member (since 2009), United Way of Pioneer Valley.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, Inc.; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2007), and USIG Operations Superviser (since 2007), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

THOMAS M. FINKE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2008), MassMutual; Chairman and Chief Executive Officer (since 2008), President (2007 to 2008), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Member of the Board of Directors (since 2007), Babson Capital Japan KK; Member of the Board of Directors (since 2008), Babson Capital Europe Limited; Member of the Board of Directors (since 2008), Babson Capital Guernsey Limited; Director (since 2007) and Member (since 2008), Compensation Committee, Cornerstone Real Estate Advisers LLC; Member of the Board of Directors (since 2007), Scottish Re; Manager (since 2005), Loan Strategies Management, LLC; Manager (since 2007), Credit Strategies Management LLC; Director (since 2008), Babson Capital Finance Funding I, LTD; and Member of the Board of Managers (since 2004), Jefferies Finance LLC.

DEBRA A. PALERMINO, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (September 2007-March 2010), Corporate Vice President (February 2006-September 2007), MassMutual; Committee Member, Women’s Amateur Public Links Committee (January 2004-November 2009), U.S. Golf Association; President, Board of Directors (January 2005-January 2007), YWCA of Greater Hartford; Senior Vice President, Board of Directors (October 2004-October 2006), CT Women’s Golf Association.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Secretary (since 2008), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, Inc.; Director (2006-2008), MMHC Investment LLC; Director (since 2005), MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; and Member of the Board of Managers (since 2005), Babson Capital Management LLC.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006) and President (July 2006-September 2008), MassMutual International LLC;

Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; President and Chief Executive Officer (since 2006), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009) and Director (since 2006), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, Inc.; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”)

The information with respect to each director of AllianceBernstein Corporation (“AB Corporation”), the general partner of AllianceBernstein, and each principal executive officer of AB Corporation and AllianceBernstein is as follows:

Biographies

Laurence E. Cranch

General Counsel

Laurence Cranch has been General Counsel since joining AllianceBernstein in 2004. Prior to joining AllianceBernstein, Mr. Cranch was a partner at Clifford Chance, an international law firm. At Clifford Chance, Mr. Cranch focused on representing financial institutions with respect to their securities and investment management activities. From 1973 until 2000, Mr. Cranch practiced law at Rogers & Wells where he was Managing Partner. Rogers & Wells merged with Clifford Chance in 2000. Mr. Cranch earned a BA from Amherst College and a JD from the University of Pennsylvania Law School. Location: New York

James Gingrich

Chief Executive Officer, Sanford C. Bernstein, LLC

Mr. Gingrich is currently the CEO and Chairman of the Board for Sanford C. Bernstein, LLC, a position he assumed in January 2007. Prior to taking this position, Jim served as Global Director of Research for Bernstein’s U.S. and European operations. He was formerly a senior research analyst covering the U.S. Household and Personal Products industry, where he was recognized as part of the Institutional Investor All-America Research Team. Prior to joining the firm in 1999, Jim was a partner with Booz, Allen & Hamilton, where he focused on the consumer goods and retailing sectors for 17 years. He earned a BS in Operations Research and Industrial Engineering from Cornell University, graduating in the top one percent of his class. He also earned a MEng in Operations Research and an MBA from Cornell, both with distinction.

Robert H. Joseph, Jr.

Senior Vice President and Chief Financial Officer

Mr. Joseph joined AllianceBernstein in 1984 and held various financial positions until his election as Senior Vice President and Chief Financial Officer in 1994. He also serves on AllianceBernstein’s Code of Ethics Oversight Committee and Internal Compliance Controls Committee. Before joining AllianceBernstein, Mr. Joseph was a Senior Audit Manager with Price Waterhouse for 13 years. Mr. Joseph received a B.A. from Gettysburg College and became a CPA in 1975. He is a member of the Financial Executives Institute, New York State Society of CPA’s and serves on the Board of Trustees of Gettysburg College. Location: New York

Peter S. Kraus

Chairman and Chief Executive Officer

Peter S. Kraus, Chairman and Chief Executive Officer, joined AllianceBernstein in December 2008. Previously he was executive vice-president at Merrill Lynch, where he was responsible for overseeing the firm’s business strategy and investments, global growth plans and opportunities, and corporate acquisitions. He also led initiatives integrating the work of the corporate strategy and business development team with the efforts of the firm’s senior business leaders around the world to identify cross-platform synergies. Mr. Kraus has more than two decades of experience in the financial markets, including investment banking, asset management and private wealth management. Prior to joining Merrill Lynch, Mr. Kraus held several management roles at Goldman Sachs Group, Inc., where he was most recently co-head of the Investment

Management Division as well as the head of firm-wide strategy and chairman of the Strategy Committee. During his 22-year tenure at Goldman Sachs, Mr. Kraus also served as co-head of the Financial Institutions Group (FIG). He worked in FIG Tokyo from 1990 to 1991. He was named a partner at Goldman Sachs in 1994 and managing director in 1996. Before joining Goldman Sachs in 1986, Mr. Kraus was an audit partner at Peat Marwick Mitchell & Co. Mr. Kraus earned an MBA from New York University and a BA from Trinity College. Location: New York.

Lori Massad

Chief Talent Officer—Talent Development and Human Resources

Ms. Massad joined the firm in 2006 as Senior Vice President and Chief Talent Officer. In February 2009, she was elected Chief Talent Officer – Talent Development and Human Resources. Previously, she was Chief Talent Officer and Chief Operating Officer at Marakon Associates, a strategy consulting firm. Before Marakon, Ms. Massad was a founding member of two start-ups – Spencer Stuart Talent Network and a human resources outsourcing firm called EmployeeMatters. Prior to her start-ups, she spent eight years at The Boston Consulting Group, where she became a senior manager on the consulting staff and leader of the firm’s recruiting, training and development programs. During her tenure at the Boston Consulting Group, Ms. Massad was also an adjunct professor at New York University’s Leonard Stern School of Business, teaching graduate courses on “Competitive Analysis” and “The Fundamentals of Management Consulting.” Ms. Massad earned her undergraduate degree at the University of Delaware and an MBA at Harvard Business School. Location: New York.

David Steyn

Chief Operating Officer

Mr. Steyn is the Chief Operating Officer of AllianceBernstein L.P. He joined our firm in 1999 as the founding co-Chief Executive Officer of Bernstein’s London office. As COO, the heads of Distribution Services (Private Clients, Retail & Sub-Advisory, and Institutions) and the heads of Fiduciary Services (IT, Operations, Finance, Risk Management, and Legal & Compliance) report to him. Prior to his appointment as COO he served as the Head of Distribution. During the 20 years before joining AllianceBernstein he ran both fixed income and equity investment teams in the UK and USA. Mr. Steyn is the author of “Market Neutral: Engineering Return and Risk” which was published in 1998 by the CFA Institute and has been part of the CFA syllabus since. Mr. Steyn earned a law degree from Aberdeen University in 1979.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“BARROW HANLEY”)

Officers of BHMS

James Barrow, President, Secretary, Treasurer, Executive Director

Ray Nixon, Executive Director

Board of Managers of BHMS

James Barrow, Executive Director,

Ray Nixon, Executive Director

Tom Turpin, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

Linda Gibson, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)

Name and Position with BlackRock	Other Company	Position with Other Company

Ann Marie Petach - Chief Financial Officer and Managing Director	BAA Holdings, LLC	Chief Financial Officer, Managing Director and Director

	BlackRock Advisors Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Advisors, LLC	Chief Financial Officer and Managing Director

	BlackRock Capital Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Capital Management, Inc.	Chief Financial Officer and Managing Director

	BlackRock Corporation US Inc.	Chief Financial Officer and Managing Director

	BlackRock Delaware Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Financial Management, Inc.	Chief Financial Officer and Managing Director

	BlackRock Finco UK Ltd.	Director

	BlackRock Fund Advisors	Chief Financial Officer and Managing Director

	BlackRock Funding International, Ltd.	Chief Financial Officer and Managing Director

	BlackRock Funding, Inc.	Chief Financial Officer and Managing Director

	BlackRock Growth Partners, Inc.	Chief Financial Officer and Managing Director

	BlackRock Holdco 2, Inc.	Chief Financial Officer and Managing Director

	BlackRock Holdco 4, LLC	Director

	BlackRock Holdco 6, LLC	Director

	BlackRock Institutional Management Corporation	Chief Financial Officer and Managing Director

	BlackRock Institutional Trust Company, National Association	Director

	BlackRock International Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Investment Management, LLC	Chief Financial Officer and Managing Director

	BlackRock Lux Finco S.à r.l.	Chief Financial Officer and Managing Director

	BlackRock Operations (Luxembourg) S.à r.l.	Chief Financial Officer and Managing Director

	BlackRock Portfolio Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Portfolio Investments, LLC	Chief Financial Officer and Managing Director

	BlackRock UK 1 LP	Chief Financial Officer and Managing Director

	State Street Research & Management Company	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc.	Chief Financial Officer and Managing Director

Robert P. Connolly - General Counsel, Secretary and Managing Director	BAA Holdings, LLC	General Counsel, Secretary and Managing Director

	BlackRock Advisors Holdings, Inc.	General Counsel, Secretary and Managing Director

	BlackRock Advisors, LLC	General Counsel, Secretary and Managing Director

	BlackRock Capital Holdings, Inc.	General Counsel, Secretary and Managing Director

	BlackRock Capital Management, Inc.	General Counsel, Secretary and Managing Director

BlackRock Corporation US Inc.	General Counsel, Secretary and Managing Director

BlackRock Delaware Holdings, Inc.	General Counsel, Secretary and Managing Director

BlackRock Execution Services	General Counsel and Secretary

BlackRock Financial Management, Inc.	General Counsel, Secretary and Managing Director

BlackRock Finco UK Ltd.

BlackRock Fund Advisors	General Counsel, Secretary and Managing Director

BlackRock Fund Distribution Company	General Counsel and Secretary

BlackRock Funding International, Ltd.	General Counsel, Secretary and Managing Director

BlackRock Funding, Inc.	General Counsel, Secretary and Managing Director

BlackRock Growth Partners, Inc.	General Counsel, Secretary and Managing Director

BlackRock Holdco 2, Inc.	General Counsel, Secretary and Managing Director

BlackRock Institutional Management Corporation	General Counsel, Secretary and Managing Director

BlackRock International Holdings, Inc.	General Counsel, Secretary and Managing Director

BlackRock Investment Management, LLC	General Counsel, Secretary and Managing Director

BlackRock Investments, LLC	General Counsel, Secretary and Managing Director

BlackRock Lux Finco S.à r.l.	General Counsel, Secretary and Managing Director

BlackRock Operations (Luxembourg) S.à r.l.	General Counsel, Secretary and Managing Director

	BlackRock Portfolio Holdings, Inc.	General Counsel, Secretary and Managing Director

	BlackRock Portfolio Investments, LLC	General Counsel, Secretary and Managing Director

	BlackRock UK 1 LP	General Counsel, Secretary and Managing Director

	State Street Research & Management Company	General Counsel, Secretary and Managing Director

	SSRM Holdings, Inc.	General Counsel, Secretary and Managing Director

Laurence D. Fink - Chief Executive Officer and Director	BAA Holdings, LLC	Chief Executive Officer and Director

	BlackRock Advisors Holdings, Inc.	Chief Executive Officer and Director

	BlackRock Advisors, LLC	Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Limited	Chief Executive Officer

	BlackRock Asset Management International Inc.	Director

	BlackRock Capital Holdings, Inc.	Chief Executive Officer and Director

	BlackRock Capital Management, Inc.	Chief Executive Officer and Director

	BlackRock Capital Markets, LLC	Director

	BlackRock Corporation US Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Delaware Holdings, Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Execution Services	Chairman and Director

BlackRock Financial Management, Inc.	Chief Executive Officer and Director

BlackRock Fund Advisors	Chairman, Chief Executive Officer and Director

BlackRock Fund Distribution Company	Chairman and Director

BlackRock Funding International, Ltd.	Chief Executive Officer and Director

BlackRock Funding, Inc.	Chairman, Chief Executive Officer and Director

BlackRock Growth Partners, Inc.	Chairman, Chief Executive Officer and Director

BlackRock Holdco 2, Inc.	Chief Executive Officer

BlackRock HPB Management LLC	Director

BlackRock Institutional Management Corporation	Chief Executive Officer and Director

BlackRock International Holdings, Inc.	Chief Executive Officer and Director

BlackRock Investment Management, LLC	Chief Executive Officer

BlackRock Investments, LLC	Chairman and Director

BlackRock Portfolio Holdings, Inc.	Chairman, Chief Executive Officer and Director

BlackRock Portfolio Investments, LLC	Chairman, Chief Executive Officer and Director

DSP BlackRock Investment Managers Private Limited	Director

iShares Delaware Trust Sponsor LLC	Director

State Street Research & Management Company	Chief Executive Officer and Director

State Street Research Investment Services, Inc.	Director

	SSRM Holdings, Inc.	Chief Executive Officer and Director

Robert S. Kapito - President and Director	BAA Holdings, LLC	President and Director

	BlackRock Advisors Holdings, Inc.	President and Director

	BlackRock Advisors, LLC	President and Director

	BlackRock Advisors Singapore Pte. Limited	President

	BlackRock Asset Management International Inc.	Director

	BlackRock Capital Holdings, Inc.	President and Director

	BlackRock Capital Management, Inc.	President and Director

	BlackRock Capital Markets, LLC	Director

	BlackRock Corporation US Inc.	President and Director

	BlackRock Delaware Holdings, Inc.	President and Director

	BlackRock Execution Services	Director

	BlackRock Financial Management, Inc.	President and Director

	BlackRock Fund Advisors	President and Director

	BlackRock Fund Distribution Company	Director

	BlackRock Funding International, Ltd.	President and Director

	BlackRock Funding, Inc.	President and Director

	BlackRock Growth Partners, Inc.	President and Director

	BlackRock Holdco 2, Inc.	President

	BlackRock Institutional Management Corporation	President and Director

	BlackRock International Holdings, Inc.	President and Director

	BlackRock Investment Management, LLC	President

	BlackRock Investments, LLC	Director

	BlackRock Portfolio Holdings, Inc.	President and Director

	BlackRock Portfolio Investments, LLC	President and Director

	Carbon Capital III, Inc.	Director

	iShares Delaware Trust Sponsor LLC	Director

	State Street Research & Management Company	President and Director

	State Street Research Investment Services, Inc.	Director

	SSRM Holdings, Inc.	President and Director

Paul Audet - Vice Chairman	BAA Holdings, LLC	Vice Chairman

	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Cayco Limited	Director

	BlackRock Cayman Company	Director

	BlackRock Cayman Finco Limited	Director

BlackRock Corporation US Inc.	Vice Chairman

BlackRock Delaware Holdings, Inc.	Vice Chairman

BlackRock Financial Management, Inc.	Vice Chairman

BlackRock Fund Advisors	Vice Chairman

BlackRock Funding International, Ltd.	Vice Chairman and Director

BlackRock Funding, Inc.	Vice Chairman

BlackRock Growth Partners, Inc.	Vice Chairman

BlackRock Holdco 2, Inc.	Vice Chairman

BlackRock Institutional Management Corporation	Vice Chairman

BlackRock International Holdings, Inc.	Vice Chairman

BlackRock Investment Management, LLC	Vice Chairman

BlackRock Lux Finco S.à r.l.	Vice Chairman

BlackRock Operations (Luxembourg) S.à r.l.	Vice Chairman

BlackRock Portfolio Holdings, Inc.	Vice Chairman

BlackRock Portfolio Investments, LLC	Vice Chairman

BlackRock UK 1 LP	Vice Chairman

BlackRock Realty Advisors, Inc.	Chief Executive Officer, Managing Director and Director

	State Street Research & Management Company	Vice Chairman

	SSRM Holdings, Inc.	Vice Chairman

Charles Hallac - Vice Chairman and Co-Chief Operating Officer	BlackRock Advisors Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Advisors, LLC	Vice Chairman and Co-Chief Operating Officer

	BlackRock Capital Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Capital Management, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Corporation US Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Delaware Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Financial Management, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Fund Advisors	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding International, Ltd.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Growth Partners, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Holdco 2, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock India Private Ltd.	Director

	BlackRock Institutional Management Corporation	Vice Chairman and Co-Chief Operating Officer

	BlackRock Institutional Trust Company, National Association	Director

	BlackRock International Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Investment Management, LLC	Vice Chairman and Co-Chief Operating Officer

	BlackRock Portfolio Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Portfolio Investments, LLC	Vice Chairman and Co-Chief Operating Officer

	State Street Research & Management Company	Vice Chairman and Co-Chief Operating Officer

	SSRM Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

Barbara Novick - Vice Chairman	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Corporation US Inc.	Vice Chairman

	BlackRock Delaware Holdings, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman

	BlackRock Fund Advisors	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Growth Partners, Inc.	Vice Chairman

	BlackRock Holdco 2, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman

	BlackRock International Holdings, Inc.	Vice Chairman

	BlackRock Investment Management, LLC	Vice Chairman

	BlackRock Portfolio Holdings, Inc.	Vice Chairman

	BlackRock Portfolio Investments, LLC	Vice Chairman

	SSRM Holdings, Inc.	Vice Chairman

Scott Amero - Vice Chairman	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Corporation US Inc.	Vice Chairman

	BlackRock Delaware Holdings, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman

	BlackRock Fund Advisors	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Growth Partners, Inc.	Vice Chairman

	BlackRock Holdco 2, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman

	BlackRock International Holdings, Inc.	Vice Chairman

	BlackRock Investment Management, LLC	Vice Chairman

	BlackRock Portfolio Holdings, Inc.	Vice Chairman

	BlackRock Portfolio Investments, LLC	Vice Chairman

	Anthracite Capital, Inc.	Director

	State Street Research & Management Company	Vice Chairman

	SSRM Holdings, Inc.	Vice Chairman

Susan Wagner - Vice Chairman and Co-Chief Operating Officer	BAA Holdings, Inc.	Vice Chairman, Co-Chief Operating Officer and Director

	BlackRock Advisors Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Advisors, LLC	Vice Chairman and Co-Chief Operating Officer

	BlackRock Capital Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Capital Management, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Corporation US Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Delaware Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Financial Management, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Fund Advisors	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding International, Ltd.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Growth Partners, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Holdco 2, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Institutional Management Corporation	Vice Chairman and Co-Chief Operating Officer

	BlackRock Institutional Trust Company, National Association	Director

	BlackRock International Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Investment Management, LLC	Vice Chairman and Co-Chief Operating Officer

	BlackRock Mortgage Ventures, LLC	Director

	BlackRock Portfolio Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

	BlackRock Portfolio Investments, LLC	Vice Chairman and Co-Chief Operating Officer

	DSP BlackRock Investment Managers Private Limited	Director

	State Street Research & Management Company	Vice Chairman and Co-Chief Operating Officer

	SSRM Holdings, Inc.	Vice Chairman and Co-Chief Operating Officer

Robert Doll - Vice Chairman	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Corporation US Inc.	Vice Chairman

	BlackRock Delaware Holdings, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman

	BlackRock Fund Advisors	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Growth Partners, Inc.	Vice Chairman

	BlackRock Holdco 2, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman

	BlackRock International Holdings, Inc.	Vice Chairman

	BlackRock Investment Management, LLC	Vice Chairman

	BlackRock Portfolio Holdings, Inc.	Vice Chairman

	BlackRock Portfolio Investments, LLC	Vice Chairman

	Portfolio Administration & Management Ltd.	Director

	State Street Research & Management Company	Vice Chairman

	SSRM Holdings, Inc.	Vice Chairman

Robert Fairbairn - Vice Chairman	BlackRock Advisors Holdings, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Capital Holdings, Inc.	Vice Chairman

	BlackRock Capital Management, Inc.	Vice Chairman

	BlackRock Corporation US Inc.	Vice Chairman

	BlackRock Delaware Holdings, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman

	BlackRock Fund Advisors	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Growth Partners, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman

	BlackRock International Holdings, Inc.	Vice Chairman

	BlackRock Investment Management, LLC	Vice Chairman

	BlackRock Lux Finco S.à r.l.	Vice Chairman

	BlackRock Operations (Luxembourg) S.à r.l.	Vice Chairman

	BlackRock Portfolio Holdings, Inc.	Vice Chairman

	BlackRock Portfolio Investments, LLC	Vice Chairman

	BlackRock UK 1 LP	Vice Chairman

	State Street Research & Management Company	Vice Chairman

	SSRM Holdings, Inc.	Vice Chairman

Bennett Golub - Vice Chairman and Chief Risk Officer	BlackRock Advisors Holdings, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Advisors, LLC	Vice Chairman and Chief Risk Officer

	BlackRock Capital Holdings, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Capital Management, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Corporation US Inc.	Vice Chairman

	BlackRock Delaware Holdings, Inc.	Vice Chairman

	BlackRock Financial Management, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Fund Advisors	Vice Chairman

	BlackRock Funding International, Ltd.	Vice Chairman and Chief Risk Officer

	BlackRock Funding, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Growth Partners, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman and Chief Risk Officer

	BlackRock International Holdings, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Investment Management, LLC	Vice Chairman and Chief Risk Officer

	BlackRock Portfolio Holdings, Inc.	Vice Chairman and Chief Risk Officer

	BlackRock Portfolio Investments, LLC	Vice Chairman and Chief Risk Officer

	State Street Research & Management Company	Vice Chairman and Chief Risk Officer

	SSRM Holdings, Inc.	Vice Chairman and Chief Risk Officer

Richard Kushel - Vice Chairman	BlackRock (Hong Kong) Limited	Director

	BlackRock (Taiwan) Limited	Director

BlackRock Advisors Holdings, Inc.	Vice Chairman

BlackRock Advisors, LLC	Vice Chairman

BlackRock Advisors Singapore Pte. Limited	Director

BlackRock Asset Management Deutschland AG	Supervisory Board - Chairman

BlackRock Asset Management UK Limited	Director

BlackRock Capital Holdings, Inc.	Vice Chairman

BlackRock Capital Management, Inc.	Vice Chairman

BlackRock Corporation US Inc.	Vice Chairman

BlackRock Delaware Holdings, Inc.	Vice Chairman

BlackRock Financial Management, Inc.	Vice Chairman

BlackRock Fund Advisors	Vice Chairman

BlackRock Funding, Inc.	Vice Chairman

BlackRock Group Limited	Director

BlackRock Growth Partners, Inc.	Vice Chairman

BlackRock Holdco 5, LLC	Director

BlackRock Institutional Management Corporation	Vice Chairman

BlackRock International Holdings, Inc.	Vice Chairman

BlackRock International Limited	Director

BlackRock Investment Management (Australia) Limited	Director

BlackRock Investment Management (Korea) Limited	Director

BlackRock Investment Management (Singapore) Limited	Director

BlackRock Investment Management (UK) Limited	Director

BlackRock Investment Management International Limited	Director

BlackRock Investment Management, LLC	Vice Chairman

BlackRock Japan Co., Ltd.	Director

BlackRock Portfolio Holdings, Inc.	Vice Chairman

BlackRock Portfolio Investments, LLC	Vice Chairman

BlackRock Securities Co., Ltd.	Director

DSP BlackRock Investment Managers Private Limited	Director (alternate)

Impact Investing Pty Ltd.	Director

PSN Pty Ltd.	Director

State Street Research & Management Company	Vice Chairman

SSRM Holdings, Inc.	Vice Chairman

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

David F. Hoffman, CFA

Managing Director & Portfolio Manager

David is co-lead portfolio manager for the firm’s Global Fixed Income and related strategies. He joined the firm in 1995. Previously, David was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). David is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Paul R. Lesutis, CFA

Managing Director & Portfolio Manager

Paul serves as co-lead portfolio manager of our Fundamental Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Paul joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Paul is a CFA charterholder and earned an M.B.A. from Drexel University and a B.S. in Accounting from St. Joseph’s University. He is a member of the firm’s Executive Board.

Henry F. Otto

Managing Director & Portfolio Manager

Henry is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Henry is a member of the firm’s Executive Board.

Stephen S. Smith

Managing Director & Portfolio Manager

Steve is co-lead portfolio manager for the firm’s Global Fixed Income and related strategies. He joined the firm in 1991. Previously, Steve was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980). Steve earned a B.S. in Economics and Business Administration from Xavier University, where he is currently chair of the university’s foundation and is a member of the board of trustees. He is a member of the firm’s Executive Board. Steve is also a member of the Board of Trustees at both St. Mary’s Villa for Children and Families, a provider of services for abused and neglected children, and the Winterthur Museum & Country Estate, a nonprofit, educational institution.

Adam B. Spector

Managing Director & Director of Marketing, Sales & Client Service

As director of marketing, sales and client service, Adam oversees Brandywine Global’s institutional sales, institutional client service, and the associated support groups. He also manages several key client relationships and serves as a member of the Executive Board. Before joining Brandywine Global in 1997, Adam was a director in the international investment management group for SEI Investments (1991-1997) and managing director for Ameritek Business Systems in Prague, Czechoslovakia (1990-1991). Adam earned an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. in Public Policy and Anthropology from Brown University, where he graduated magna cum laude and was elected to Phi Beta Kappa.

Steven M. Tonkovich

Managing Director & Portfolio Manager

Steve is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Steve earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of the firm’s Executive Board.

Edward A. Trumpbour

Managing Director & Portfolio Manager

Ed is portfolio manager for the Absolute Value Equity portfolios. He joined the firm in 1996. Previously, Ed was with Delaware Investment Advisors (1985 - 1996), a subsidiary of Delaware Management Holdings, as vice president and senior portfolio manager with the firm’s institutional large cap value team. Also while at Delaware, he launched and managed the Delaware Value Fund (renamed Delaware Small Cap Value Fund), a Morningstar Five-Star rated fund investing in small and mid capitalization equities from 1987 to 1996. Additionally, Ed served as an analyst with Gabelli Asset Management (1984-1985). He earned an M.B.A. in Finance from the Wharton School of the University of Pennsylvania and a B.S.B.A. in Finance from Georgetown University. Ed is a member of Brandywine Global’s Executive Board.

Edward A. Whitaker, Jr.

Managing Director, International

Ted is managing director of Brandywine Global’s international business and serves as a member of the Executive Board. Previously, Ted was with Chase Manhattan Bank, Malaysia as managing director, senior country officer (1996-1998); Chemical Bank, Singapore as managing director and regional manager (1994-1996); in the Korea, New York, and Tokyo divisions of Manufacturers Hanover Trust Co., and post-merger Chemical Bank as vice president and managing director (1975-1994). He completed an advanced management program with Harvard University and earned his B.A. in History from Williams College.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated investment companies include:

Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC.

Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of Davis Funds and Selected Funds.

Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, is a federally registered investment adviser which serves as subadviser for many of DSA’s advisory clients

DSA serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.

Kenneth C. Eich (8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.

Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President Chief Compliance Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

Thomas D. Tays (03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc (05/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

DELAWARE MANAGEMENT COMPANY (“DMC”)

Name and Principal Business Address.

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

Business and Other Connections of the Investment Advisor.

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), serves as an investment sub-adviser to the Registrant and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees of other Delaware Investments Funds, and certain officers are also officers of these other funds. A company indirectly owned by DMC’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

The following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with DMC	Other Positions and Offices Held
Patrick P. Coyne	President	Mr. Coyne has served in various executive capacities within Delaware Investments Director – Kaydon Corp.

Michael J. Hogan	Executive Vice President/Head of Equity Investments

Mr. Hogan has served in various executive capacities within Delaware Investments

Executive Vice President/Chief Investment Officer/Head of Equity Investments – Delaware Investment Advisers (a series of Delaware Management Business Trust

Philip N. Russo	Executive Vice President/Chief Administrative Officer	Mr. Russo has served in various executive capacities within Delaware Investments

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income	Mr. Quek has served in various executive capacities within Delaware Investments Director/Trustee – HYPPCO Finance Company Ltd.

Douglas L. Anderson	Senior Vice President/Operations	Mr. Anderson has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	Mr. Baxter has served in various executive capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Mr. Beck has served in various executive capacities within Delaware Investments

Michael P. Buckley	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments

Stephen J. Busch	Senior Vice President/Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President — Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments

Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Mr. Chen has served in various executive capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments

Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Mr. Devereux has served in various executive capacities within Delaware Investments

Roger A. Early	Senior Vice President/Senior Portfolio Manager	Mr. Early has served in various executive capacities within Delaware Investments

James A. Forant	Senior Vice President/Director, Technical Services	Mr. Forant has served in various executive capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

Paul Grillo	Senior Vice President/Senior Portfolio Manager	Mr. Grillo has served in various executive capacities within Delaware Investments

William F. Keelan	Senior Vice President/Director of Quantitative Research	Mr. Keelan has served in various executive capacities within Delaware Investments

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments

Susan L. Natalini	Senior Vice President/Marketing & Shared Services	Ms. Natalini has served in various executive capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

Richard Salus	Senior Vice President/ Controller/Treasurer	Mr. Salus has served in various executive capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments

Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	Mr. Zenouzi has served in various executive capacities within Delaware Investments

EAGLE ASSET MANAGEMENT, INC. (“EAGLE”)

Thomas A. James, Chairman of the Board of Directors

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to present - Mr. James is Chairman of the Board of Trustees of the Eagle Family of Mutual Funds.

June 1985 to October 2008 - Mr. James was Director of Heritage Asset Management

Richard K. Riess, Chief Executive Officer

October 1996 to present - Mr. Riess is Chief Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice President—Managing Director of Asset Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of Eagle Family of Mutual Funds

April 2000 to October 2008 - Mr. Riess was Chief Executive Officer of Heritage Asset Management, Inc. October 1996 to March 2000 - Mr. Riess was President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle Asset Management, Inc.

June 1985 to October 2008 - Mr. Riess was a Director of Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the Eagle Family of Funds

Richard Rossi, President, Co-Chief operating Officer

October 2009 to Present - Mr. Rossi is President of Eagle Asset Management, Inc.

October 2008 to Present - Mr. Rossi is Co-Chief Operating Officer of Eagle Asset Management, Inc.

From November 2005 to Present - Mr. Rossi is President and a Director of Eagle Funds Distributor Inc.

From October 1999 to October 2009 - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

JAMES C. ABBOTT Co-Chief Operating Officer, Executive Vice President

October 2009 to present - Mr. Abbott is Co-Chief Operating Officer and Executive Vice President - Investments of Eagle Asset Management, Inc.

December 2009 to present - Mr. Abbott is President of Eagle Boston Investment Management, Inc.

October 2009 to present - Mr. Abbott is President and Director of Eagle Fund Services, Inc.

September 2007 to October 2009 - Mr. Abbott was Senior Vice President, Institutional Sales and Head of New Business Development of Eagle. September 2007 to present - Mr. Abbott is Director of Eagle Boston Investment Management Inc. September 2007 to present - Mr. Abbott is Director of Raymond James Asset Management International. October 2005 to present - Mr. Abbott is Director of International Sales Asset Management Services. September 2005 to present - Mr. Abbott is Director of Raymond James Latin Fund Advisors S.A. August 2005 to present - Mr. Abbott is Director of Raymond James Global Advisors Ltd. January 2003 to present - Mr. Abbott is Vice President, Managing Director of the Asset Management Division of RJA. March 2002 to present - Mr. Abbott is a Registered Representative with RJA. March 2001 to January 2003 - Mr. Abbott was Assistant to the Chairman and the Board of Directors of RJF.

Stephen W. Faber, Corporate Counsel

January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc.

Damian D. Sousa, Chief Compliance Officer

December 2005 to present - Mr. Sousa is Chief Compliance Officer of Eagle Fund Distributors, Inc .

February 2003 to present - Mr. Sousa is Chief Compliance Officer of Eagle Boston Investment Management, Inc..

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset Management, Inc.. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant Chief Administrative Officer, Treasurer

October 2008 to Present – Mr. Wilwant is Chief Administrative Officer of Eagle Asset Management, Inc.

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

EARNEST PARTNERS, LLC (“EARNEST”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2009. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer and Manager

John G. Whitmore, II	Chief Operating Officer

James M. Wilson	Chief Compliance Officer and Secretary

FEDERATED CLOVER INVESTMENT ADVISORS (“FEDERATED CLOVER”)

The following are the names and principal occupations of the principal executive officers and each director of Federated Global Investment Management Corp. The address of the principal executive officers and each director is 450 Lexington Ave., Suite 3700, New York, NY 10017.

J. Christopher Donahue, Director, Chairman

Thomas R. Donahue, Director, Treasurer

Brian P. Bouda, Chief Compliance Officer

G. Andrew Bonnewell, Vice President, Secretary

John B. Fisher, Director, President, CEO

Stephen F. Auth, Executive Vice President, CIO - Equity

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (“FRONTIER”)

Michael A. Cavarretta, Partner, Chairman and Portfolio Manager

Stephen M. Knightly, Partner, President and Portfolio Manager

William A. Teichner, Partner and Portfolio Manager

Thomas W. Duncan, Jr., Partner and Portfolio Manager

James A. Colgan, Partner and Portfolio Manager

G. Michael Novak, Jr., Partner and Portfolio Manager

Christopher J. Scarpa, Partner, Research Analyst and Assistant Portfolio Manager

Andrew B. Bennett, Partner, Research Analyst and Assistant Portfolio Manager

Peter G. Kuechle, Partner and Research Analyst

Jonathan M. Levin, MD, Partner and Research Analyst

Rushan (Greg) Jiang, Partner and Research Analyst

Ravi Dabas, Partner and Research Analyst

Lisa Turley, Partner and Institutional Trader

Richard H. Binder, Partner and Chief Financial Officer

Sarah J. Jankowski, Partner and Vice President

William J. Ballou, Partner and Chief Operating and Compliance Officer

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Messrs. Hailer and Servant) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2009 and Principal Occupation(s) during the Past Five Years.

ROBERT LEVY. 59. Chairman, HAI; Chief Investment Officer, Domestic Equity, HAI and HALP, since 2001; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 60. Vice President and Director of Domestic Research, HAI and HALP, since 2003; Analyst and Portfolio Manager, HALP.

DAVID G. HERRO. 50. Director, HAI; Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP.

JOHN R. RAITT. 55. Director, HAI; President and Chief Executive Officer of HAI, HALP and HASLP, since 2003; Analyst, HALP.

JANET L. REALI. 58. Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001.

KRISTI L. ROWSELL. 43. Director, HAI; Treasurer and Chief Financial Officer, HAI, HALP and HASLP, since 1999.

CLYDE S. MCGREGOR. 57. Vice President, HAI and HALP; Portfolio Manager HALP, since 1981.

MICHAEL J. MANGAN. 46. Vice President, HAI and HALP; Portfolio Manager HALP, since 1997.

MICHAEL J. NEARY. 41. Vice President, HAI and HALP; Managing Director, Marketing and Client Relations HALP, since 2002.

WILLIAM C. NYGREN. 51. Vice President, HAI; Portfolio Manager and Analyst HALP since 1983.

JOHN N. DESMOND, 48, Chief Operating Officer, HAI and HALP since 2007; Vice President and Director of Investment Operations for Nuveen Investments 2005-2007.

ROBERT A. TAYLOR, 37, Vice President and Director of International Research, HAI and HALP since 2004; Portfolio Manager and Analyst, HALP.

COLIN P. MCFARLAND, 46, Chief Compliance Officer, HALP since 2005.

PIERRE SERVANT, 54, Director, HAI since 2007; CEO and Member of Executive Committee, Natixis Global Asset Management since 2007. Address: c/o Natixis Global Asset Management, 21, quai d’Austerlitz 75013 Paris, France.

JOHN HAILER, 49, Director, HAI since 2007; President and CEO, Natixis Global Asset Management LLC since 2007. Address: c/o Natixis Global Asset Management, 399 Boylston Street, Boston, Massachusetts 02116.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“J.P. MORGAN”)

JP Morgan Investment Management Inc. (“J.P. Morgan”) is an investment sub-adviser for the “Registrant’s

Fund”. The principal business address of J.P. Morgan is 245 Park Avenue, New York, NY 10167. J.P. Morgan is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Evelyn V. Guernsey	JPMorgan Investment	Chairperson, President and CEO
President, Director,	Advisors Inc.
Managing Director
George C.W. Gatch	—	—
Director, Managing
Director
Seth P. Bernstein	—	—
Director, Global Head of Fixed
Income, Managing Director
Lawrence M. Unrein	—	—
Director, Managing
Director
Martin R. Porter	—	—
Global Head of
Equities, Managing Director
Clive S. Brown	—	—
Director, Managing
Director
Scott E. Richter	—	—
Secretary
Joseph K. Azelby	—	—
Director, Managing
Director
Paul A. Quinsee	—	—
Director, Managing
Director
John H. Hunt	—	—
Director, Managing
Director
Richard T. Madsen	—	—
CFO, Director, Managing
Director
Joseph J. Bertini	—	—
Chief Compliance Officer,
Managing Director

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95	Chairman & Chief Executive Officer; 08/03/92 President	Robert J. Blanding
08/03/99	Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02	Executive Vice President; 03/01/00 Chief Financial Officer	Kevin P. Charleston
06/01/99	Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02	Executive Vice President; 08/08/00 Chief Information Officer	John R. Gidman
11/05/02	Executive Vice President, Chief Investment Officer—Equities	Lauriann Kloppenburg
11/05/02	Executive Vice President, Chief Investment Officer—Fixed Income	Jaehoon Park
05/06/03	Executive Vice President, Managing Director—Fixed Income	Mark E. Smith
11/04/03	Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated
09/05/90	Blanding, Robert J.	08/08/00	Kloppenburg, Lauriann
05/09/00	Charleston, Kevin P.	11/04/03	Loewenberg, Jean S.
09/30/88	Fuss, Daniel J.	10/21/02	Park, Jaehoon
05/09/00	Gallagher, John F., III	02/08/07	Servant, Pierre P. (Natixis)
05/08/01	Gidman, John R.	07/28/03	Smith, Mark E.
02/07/08	Hailer, John T. (Natixis)

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles International Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Securitized Asset Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

Business backgrounds of the principal executive officers and directors of Massachusetts Financial Services Company, the Registrant’s investment adviser (the “Investment Adviser” or “MFS”) that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Certain principal executive officers and directors of the Investment Adviser serve as officers or directors of some or all of the Investment Adviser’s corporate affiliates and certain officers of the Investment Adviser serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth below or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of the Investment Adviser or certain of the Investment Adviser’s corporate affiliates. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Name and Current Position with the Investment Adviser	Non-MFS business, profession, vocation or employment

Donald A. Stewart Director, MFS	Chief Executive Officer of Sun Life Financial Inc. Also an Officer and/or Director of various Subsidiaries and affiliates of Sun Life

Jon A. Boscia Director, MFS	President of Sun Life Financial Inc.

Kevin P. Dougherty Director, MFS	President of Sun Life Global Investments, Inc.

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS Heritage Trust Company	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors (Australia) Pty Limited	Level 61, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000
MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil
MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
Four Pillars Capital, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Development Funds, LLC	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
Sun Life Assurance Company of Canada Sun Life Global Investments	Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

The MFS Funds include the following. The address of the MFS Funds is: 500 Boylston Street, Boston, MA 02116.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate Income Trust

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

NFJ INVESTMENT GROUP LLC (“NFJ”)

NFJ EXECUTIVE COMMITTEE

BEN J. FISCHER, CFA - MANAGING DIRECTOR

Mr. Fischer is a founding partner of NFJ Investment Group. He has over 44 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

PAUL A. MAGNUSON - MANAGING DIRECTOR

Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 24 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

BARBARA R. CLAUSSEN - MANAGING DIRECTOR AND CHIEF OPERATING OFFICER

Ms. Claussen has over 29 years of experience in the investment business. In 1989 she joined NFJ and was head equity trader for almost 17 years. During that time, NFJ experienced significant growth and Ms Claussen was fundamental in overseeing several major projects including an office-wide hardware and software transition. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for 15+ affiliate banks. Along with that segment of the trading desk, she was instrumental in streamlining procedures and automating trade desk functions. Ms. Claussen received her BS degree from the University of Wisconsin-Stout in 1978.

NORTHERN TRUST INVESTMENTS. N.A. (“NTI”)

Business and Other Connections of Investment Adviser

Northern Trust Investments, N.A. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust corporation (“NTC”), a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below.

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Abdul Karim, Walid T.	The Northern Trust Company	Vice President
Vice President

Adams, Bradford S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Aitcheson, James A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alley, Brayton B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alongi, David M.	The Northern Trust Company	Vice President
Vice President

Anast, Angela H.	The Northern Trust Company	Vice President
Vice President

Atkins, Stephen G.	The Northern Trust Company	Vice President
Vice President

Ayres, Scott R.	The Northern Trust Company	Vice President
Vice President

Azar, Frederick A.	The Northern Trust Company	Vice President
Vice President

Baldwin, Florette L.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Balon, Jr., Richard E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bandar, Walid S.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baron, Tracy L.	The Northern Trust Company	Vice President
Vice President

Barr, Andrea C.	The Northern Trust Company	Vice President
Vice President

Bartczyszyn, Michael S.	The Northern Trust Company	Vice President
Vice President

Baskin, Jeremy M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Basso, Belinda M.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Behar, Gregory S.	The Northern Trust Company	Vice President
Vice President

Benson, Jacquelyn M.	The Northern Trust Company	Vice President
Vice President

Bergson, Robert H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Bleecker, Ali K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Boeckmann, Eric Vonn	The Northern Trust Company	Vice President
Vice President

Bohlin, Andrew P.	The Northern Trust Company	Vice President
Vice President

Briggs, Julia Bristow	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Kieran	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Robert P.	The Northern Trust Company	Executive Vice President
Executive Vice President,
Director and CIO

Buerckholtz, Elizabeth J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bursua, Brian M.	The Northern Trust Company	Vice President
Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Attorney
Secretary

Carlson, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carlson, Mark D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carlson, Robert A.	The Northern Trust Company	Vice President
Vice President

Carriere, Lisa R.	The Northern Trust Company	Vice President
Vice President

Carroll, Keith D.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Chico, Michael R.	The Northern Trust Company	Vice President
Vice President

Clark, Richard L.	The Northern Trust Company	Vice President
Vice President

Cohodes, Jeffrey D.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and Chief Operating Officer

Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

Costello, Joseph H.	The Northern Trust Company	Vice President
Vice President

Cousins, Stephen J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cristello, John P.	The Northern Trust Company	Vice President
Vice President

Cubeles, Alain	The Northern Trust Company	Senior Vice President
Senior Vice President

Czochara, Susan C.	The Northern Trust Company	Vice President
Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Danaher, James	The Northern Trust Company	Vice President
Vice President

Dehnert, Melissa Ann	The Northern Trust Company	Vice President
Vice President

Dekhayser, Jordan D.	The Northern Trust Company	Vice President
Vice President

Dennehy II, William	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Dering, Michael C.	The Northern Trust Company	Vice President
Vice President

DeSantis, Philip S.	The Northern Trust Company	Vice President
Vice President

Detroy, Timothy J.	The Northern Trust Company	Vice President
Vice President

Diehl, Jr., Joseph R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Domb, Anna Divinsky	The Northern Trust Company	Vice President
Vice President

Douchette, Mary S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doyle, Michael T.	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Drucker, Michael J.	The Northern Trust Company	Vice President
Vice President

Duvall, Margret Eva	The Northern Trust Company	Vice President
Vice President

Dwyer, Patrick E.	The Northern Trust Company	Vice President
Vice President

Ebel, Christopher John	The Northern Trust Company	Vice President
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Everett, Steven R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ferguson, Jr., John Allen	The Northern Trust Company	Vice President
Vice President

Flinn, John E.	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flowers, Joseph J.	The Northern Trust Company	Vice President
Vice President

Franklin, Carolyn D.	The Northern Trust Company	Vice President
Vice President

Freitag, Lee R.	The Northern Trust Company	Vice President
Vice President

Fronk, Christopher A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Frost, Mark Fitzgerald	The Northern Trust Company	Vice President
Vice President

Geisler, Maria	The Northern Trust Company	Vice President
Vice President

Gellen, Sophia S.	The Northern Trust Company	Vice President
Vice President

Geller, Stephanie L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Geraghty, Kim Marie	The Northern Trust Company	Former Vice President
Vice President

Gerlach, Jennifer Ann	The Northern Trust Company	Vice President
Vice President

Gossett, Mark C.	The Northern Trust Company	Senior Vice President
Director, Senior Vice President
& COO

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Gould, Betty C.	The Northern Trust Company	Vice President
Vice President

Gregg, Laura Jean	The Northern Trust Company	Vice President
Vice President

Griffin, Michelle D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Halter, Ann M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hammer, Alice S.	The Northern Trust Company	Vice President
Vice President

Hare, William A.	The Northern Trust Company	Vice President
Vice President

Harrell, Alec	The Northern Trust Company	Vice President
Vice President

Harris, Nora J.	The Northern Trust Company	Vice President
Vice President

Hausken, Philip Dale	The Northern Trust Company	Senior Vice President
Senior Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Senior Vice President
Senior Vice President

Hecimovich, Sandra M.	The Northern Trust Company	Vice President
Vice President

Heckler, Jennifer A.	The Northern Trust Company	Vice President
Vice President

Heppell, Robert G.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hersted, Jillian R.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Hest, Stefanie Jaron	The Northern Trust Company	Vice President
Vice President

Hickman, Joanne	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President

Hockley, Jackson L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Holland, Jean-Pierre	The Northern Trust Company	Vice President
Vice President

Honold, Christopher M.	The Northern Trust Company	Vice President
Vice President

Horton, J. Duncan	The Northern Trust Company	Vice President
Vice President

Hudson, Ylondia M.	The Northern Trust Company	Vice President
Vice President

Hurley, William F.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Hynes, Daniel T.	The Northern Trust Company	Vice President
Vice President

Inzunza, Richard J.	The Northern Trust Company	Vice President
Vice President

Iwanicki, John W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jackson, John	The Northern Trust Company	Vice President
Vice President

Jackson, Tamara L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Jacobs, Peter M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jaeger, Christopher J.	The Northern Trust Company	Vice President
Vice President

Jampani, Madhari Chondam	The Northern Trust Company	Vice President
Vice President

Jenkins, John Scott	The Northern Trust Company	Vice President
Vice President

Johnson, Amy L.	The Northern Trust Company	Vice President
Vice President

Johnston, Barbara M.	The Northern Trust Company	Vice President
Vice President

Johnston, Lucia A.	The Northern Trust Company	Vice President
Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kalp, Kathleen	The Northern Trust Company	Senior Vice President
Senior Vice President

Kane, James P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kanter, Ann F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Katz, Evan S.	The Northern Trust Company	Vice President
Vice President

Katz, Naomi E.	The Northern Trust Company	Vice President
Vice President

Kay, Kendall Lee	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Kazaz, Tayfun	The Northern Trust Company	Vice President
Vice President

Kenzer, David T.	The Northern Trust Company	Vice President
Vice President

King III, Archibald E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Koch, Deborah L.	The Northern Trust Company	Vice President
Vice President

Konstantos, John A.	The Northern Trust Company	Vice President
Vice President

Korytowski, Donald H.	The Northern Trust Company	Vice President
Vice President

Kotsogiannis, Nikolas	The Northern Trust Company	Vice President
Vice President

Kovacs, Michael R.	The Northern Trust Company	Vice President
Vice President

Krauter, Michael L.	The Northern Trust Company	Vice President
Vice President

Kresnicka, Kevin R.	The Northern Trust Company	Vice President
Vice President

Krieg, John L.	The Northern Trust Company	Senior Vice President
Senior Vice President

LaBelle, John C.	The Northern Trust Company	Vice President
Vice President

Latella, Regina J.	The Northern Trust Company	Vice President
Vice President

Leahey, Jodie Terese	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ledford, Diana L.	The Northern Trust Company	Vice President
Vice President

Letts, Heather M.	The Northern Trust Company	Vice President
Vice President

Loftus, Julie M.	The Northern Trust Company	Vice President
Vice President

Logan, Lyle	The Northern Trust Company	Executive Vice President
Executive Vice President

Ludwig, Jeanne M.	The Northern Trust Company	Vice President
Vice President

Lukic, Mary	The Northern Trust Company	Vice President
Vice President

Lupi, Lisa Ann	The Northern Trust Company	Vice President
Vice President

Lyne, Cary J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lyons, William A.	The Northern Trust Company	Vice President
Vice President

Maris, George P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mastuantuono, Deborah A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Matteucci, Peter L.	The Northern Trust Company	Vice President
Vice President

McCart, Mary Jane	The Northern Trust Company	Senior Vice President
Senior Vice President

McDonald, James D.	The Northern Trust Company	Senior Vice President
Senior Vice President

McDougal Lisa M.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
McEldowney, Douglas J.	The Northern Trust Company	Senior Vice President
Senior Vice President

McGregor, Timothy T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mecca, Melinda S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mehta, Ashish R.	The Northern Trust Company	Vice President
Vice President

Merrit, Hollis E.	The Northern Trust Company	Vice President
Vice President

Meservey, Marilyn J.	The Northern Trust Company	Vice President
Vice President & Assistant Treasurer

Mirante, John P.	The Northern Trust Company	Vice President
Vice President

Mitchell, James L.	The Northern Trust Company	Vice President
Vice President

Muench, Scott O.	The Northern Trust Company	Senior Vice President
Senior Vice President

Murphy, Shaun D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Nass, Curtis A.	The Northern Trust Company	Vice President
Vice President

Nellans, Charles J.	The Northern Trust Company	Vice President
Vice President

Nelson, Daniel J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Nelson, Eric D.	The Northern Trust Company	Vice President
Vice President

Newman, Greg	The Northern Trust Company	Vice President
Vice President

Nickey III, William M.	The Northern Trust Company	Vice President
Vice President

Nielson, Lisa M.	The Northern Trust Company	Vice President
Vice President

Northfell, Catherine J. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Thomas E.	The Northern Trust Company	Vice President
Vice President

O’Connor, Eileen M.	The Northern Trust Company	Vice President
Vice President

O’Connor, Michael P.	The Northern Trust Company	Vice President
Vice President

O’Rourke, Kevin P.	The Northern Trust Company	Vice President
Vice President

Ortega, Leigh Ann	The Northern Trust Company	Vice President
Vice President

O’Shaughnessy, Kevin J.	The Northern Trust Company	Vice President
Vice President

Padilla, Francis R. G.	The Northern Trust Company	Vice President
Vice President

Pedersen, Brad T.	The Northern Trust Company	Vice President
Vice President

Peron, Matthew	The Northern Trust Company	Senior Vice President
Senior Vice President

Personette, Daniel J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Peters, Michael J.	The Northern Trust Company	Vice President
Vice President

Pincus, Jonathan S.	The Northern Trust Company	Vice President
Vice President

Pollak, Donald R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Ofelia M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Stephen N.	The Northern Trust Company	Executive Vice President
Chairman, President and Chief Executive Officer

Pries, Katie D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Quinn, Patrick D.	The Northern Trust Company	Vice President
Vice President

Rakowski, Andrew F.	The Northern Trust Company	Vice President
Vice President

Rakvin, Chad M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Reeder, Brent D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Reis, Elliot M.	The Northern Trust Company	Vice President
Vice President

Reller, Jacqueline R.	The Northern Trust Company	Vice President
Vice President

Renaud, Donna Lee	The Northern Trust Company	Senior Vice President
Senior Vice President

Richardson, Kristina Anne	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Robertson, Alan W.	The Northern Trust Company	Senior Vice President
Director

Robertson, Colin A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rocha, Heather Parkes	The Northern Trust Company	Vice President
Vice President

Runquist, Lori Rae	The Northern Trust Company	Senior Vice President
Senior Vice President

Ryan, John D.	The Northern Trust Company	Vice President
Vice President

Ryer, Alexander D.	The Northern Trust Company	Vice President
Vice President

St. Clair, Joyce	The Northern Trust Company	Executive Vice President
Director

Sampson, Jeffrey David	The Northern Trust Company	Vice President
Vice President

Santiccioli, Steven J.	The Northern Trust Company	Vice President
Vice President

Schweitzer, Eric K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sclafani, Guy J.	The Northern Trust Company	Vice President
Vice President

Severs, Matthew C.	The Northern Trust Company	Vice President
Vice President

Sewell, Vernessa	The Northern Trust Company	Vice President
Vice President

Shapley, Brian J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Shi, Xu	The Northern Trust Company	Vice President
Vice President

Shipley, Christopher D.	The Northern Trust Company	Vice President
Vice President

Sodergren, Mark C.	The Northern Trust Company	Vice President
Vice President

Spartz, Carol J.	The Northern Trust Company	Vice President
Vice President

Staff, Maggie R. Vice President	The Northern Trust Company	Vice President

Stewart, Allison Walpole	The Northern Trust Company	Vice President
Vice President

Stoeber, Kurt S.	The Northern Trust Company	Vice President
Vice President

Stolfi, James R.	The Northern Trust Company	Vice President
Vice President

Stournaras, Peter C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Carol H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Catherine M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Kevin P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szaflik, Carolyn B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szostak II, Jon E.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Szymanek, Frank D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Taylor, James C.	Northern Trust Securities, Inc.	Vice President
Vice President

Thomas, Wanda Williams	The Northern Trust Company	Vice President
Vice President

Thompson, Jane W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Trafford, Edward	The Northern Trust Company	Vice President
Vice President

Trethaway, Jennifer Kamp	The Northern Trust Company	Executive Vice President
Senior Vice President

Tungol, John	The Northern Trust Company	Vice President
Vice President

Turner, Betsy Licht	The Northern Trust Company	Senior Vice President
Senior Vice President

Tushman, Matthew R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Unger, David J.	The Northern Trust Company	Vice President
Vice President

Van Alstyne, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Varchetto, Brett A.	The Northern Trust Company	Vice President
Vice President

Vardas, Michael A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Vigsnes II, Richard Allan	The Northern Trust Company	Senior Vice President
Senior Vice President

Vinje, Jens A.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Wagner, Christopher M.	The Northern Trust Company	Vice President
Vice President

Warland, Jeff M.	The Northern Trust Company	Vice President
Vice President

Warner, Scott B.	The Northern Trust Company	Vice President
Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive	Northern Trust Securities, Inc.	President
Vice President

Wilkins, Anthony E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Williams, II, Gregory L.	The Northern Trust Company	Vice President
Vice President

Williams, Thomas C.	The Northern Trust Company	Vice President
Vice President

Winters, Marie C.	The Northern Trust Company	Vice President
Vice President

Wolfe, Joseph E.	The Northern Trust Company	Vice President
Vice President

Wright, Mary Kay	The Northern Trust Company	Vice President
Vice President

Yang, Janet	The Northern Trust Company	Vice President
Vice President

Yi, Peter	The Northern Trust Company	Vice President
Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Name	Principal Occupation
Adamec, Filip	Vice President, PIMCO

Adatia, Tina	Vice President, PIMCO

Afrasiabi, Mark S.	Senior Vice President, PIMCO

Agredano, Carlos	Vice President, PIMCO

Akerberg, Oskar	Vice President, PIMCO

Agrawal, Shantanu	Vice President, PIMCO. Formerly Consulting Financial Analyst, White & Case LLP

Agredano, Carlos	Vice President, PIMCO

Aguirre, Steven F.	Vice President, PIMCO

Allamanis, Georgios	Vice President, PIMCO

Althof, Michael	Vice President, PIMCO

Amey, Mike	Executive Vice President, PIMCO.

Ananthanarayanan, Mangala V.	Vice President, PIMCO

Anctil, Stacie D.	Senior Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust and ETF Trust

Anderson, Joshua M.	Executive Vice President, PIMCO

Andrews, David S.	Executive Vice President, PIMCO

Anochie, Kwame A.	Vice President, PIMCO

Arif, Hozef	Vice President, PIMCO

Arnold, Tammie J.	Managing Director, PIMCO

Arora, Amit	Senior Vice President, PIMCO. Formerly Executive Director, J.P. Morgan.

Aspinall, Karen	Vice President, PIMCO. Formerly Vice President, Nuveen Investments, Inc.

Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. And PIMCO Asia Limited (Hong Kong)

Balls, Andrew Thomas	Executive Vice President, PIMCO

Bansal, Sharad	Senior Vice President, PIMCO

Barnes, Donna E.	Vice President, PIMCO

Bathurst, Anna C.	Vice President, PIMCO

Beard, Christopher	Vice President, PIMCO

Beaumont, Stephen B.	Executive Vice President, PIMCO

Beck, Lee Davison	Senior Vice President, PIMCO. Formerly Senior Vice President, Allianz Global Investors Distributors.

Benson, Sandra M.	Vice President, PIMCO

Benz II, William R.	Managing Director, PIMCO

Ben-Zvi, Kfir	Vice President, PIMCO

Berman, Scott	Senior Vice President, PIMCO. Formerly Vice President, JPMorgan Chase Proprietary Positioning Business.

Berndt, Andreas	Senior Vice President, PIMCO

Bertolo, Matteo	Vice President, PIMCO

Bhansali, Vineer	Managing Director, PIMCO

Bierman, Dave H.	Vice President, PIMCO

Bishop, Gregory A.	Executive Vice President, PIMCO

Blair, David James	Senior Vice President, PIMCO

Blau, Volker	Executive Vice President, PIMCO

Blomenkamp, Felix	Senior Vice President, PIMCO

Blute, Ryan Patrick	Senior Vice President, PIMCO

Bodereau, Philippe	Executive Vice President, PIMCO

Boehm, Timo	Vice President, PIMCO

Bolton, Laurence Edwin	Vice President, PIMCO. Formerly Senior Associate, Dechert LLP.

Bosner, Zeljka	Vice President, PIMCO

Bosomworth, Andrew	Executive Vice President, PIMCO

Boyd, C Robert	Vice President, PIMCO

Name	Principal Occupation
Bradshaw, Myles E.	Senior Vice President, PIMCO

Brandl, Michael	Vice President, PIMCO

Braun, David L.	Senior Vice President, PIMCO. Formerly Executive Vice President and Chief Risk Officer, The Hartford - Hartford Investment Management Co.

Brenner, Matthew H.	Vice President, PIMCO

Bridwell, Jennifer S	Managing Director, PIMCO

Bright, John	Vice President, PIMCO

Brittain, WH Bruce	Executive Vice President, PIMCO

Broadwater, Kevin M.	Executive Vice President, PIMCO

Brons, Jelle	Vice President, PIMCO

Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust and ETF Trust. Vice President, StocksPLUS Management Inc.

Brownell, Michael A.	Vice President, PIMCO

Brune, Christopher P.	Vice President, PIMCO

Bui, Giang H.	Senior Vice President, PIMCO

Burdian, Michael R.	Vice President, PIMCO

Burns, Michael A.	Executive Vice President, PIMCO.

Burns, Robert	Vice President, PIMCO

Byer, Jeffrey A.	Vice President, PIMCO

Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.

Caltagirone, Christopher	Vice President, PIMCO

Cantrill, Elizabeth D.	Vice President, PIMCO

Cao-Garcia, Sabrina E.	Vice President, PIMCO

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited

Cavalieri, John R.	Senior Vice President, PIMCO

Chandra, Michael G.	Vice President, PIMCO

Chen, Wing-Harn	Vice President, PIMCO

Cheng, Audrey	Vice President, PIMCO. Formerly Associate, Morrison & Foerster, LLP.

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited

Chipp, William	Senior Vice President, PIMCO

Chopra, Amit	Vice Presdient, PIMCO

Clarida, Richard H	Executive Vice President, PIMCO

Clark, Raymond Matthew	Vice President, PIMCO

Clarke, James Robert	Senior Vice President, PIMCO

Colasuonno, Richard T.	Vice President, PIMCO

Colter Jr., Eugene M.	Senior Vice President, PIMCO. Formerly Editorial Director, Peppercorn.

Conseil, Cyrille R.	Executive Vice President, PIMCO

Cooke, Anthony H.	Vice President, PIMCO

Cornelius, Darryl P.	Vice President, PIMCO

Cortes Gonzalez, Ana	Vice President, PIMCO. Formerly Portfolio Manager, Commerzbank AG.

Cottier, Monica L.	Vice President, PIMCO

Craig, Steven	Senior Vice President, PIMCO. Formerly, Institutional Portfolio Manager, Franklin Templeton - Franklin Mutual Advisers, LLC.

Crescenzi, Anthony	Senior Vice President, PIMCO. Formerly Chief Bond Market Strategist, Partner and Chairman, Miller Tabak Asset Management.

Cressy, Jonathan B.	Senior Vice President, PIMCO

Cumby III, William S.	Vice President, PIMCO. Formerly Trader, CMBS Capital Markets Desk.

Cummings, John B.	Executive Vice President, PIMCO

Cupps, Wendy W.	Managing Director, PIMCO

Dabhi, Paresh	Vice President, PIMCO.

Name	Principal Occupation
Dada, Suhail H.	Managing Director, PIMCO

Dahlhoff, Juergen	Vice President, PIMCO

Damodaran, Kumaran	Senior Vice President, PIMCO. Formerly Senior Vice President, Lehman Brothers.

Danielsen, Birgitte	Vice President, PIMCO

Darling, James	Senior Vice President, PIMCO. Formerly, Vice President, Desjardins Securities Inc.

Das, Aniruddha	Vice President, PIMCO

David, Evan A.	Vice President, PIMCO

Davies, William	Senior Vice President, PIMCO. Formerly ABS Portfolio Manager, Axial Investments.

Davis, Joshua M.	Vice President, PIMCO

Davis, Mike J.	Vice President, PIMCO

Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.

De Bellis, Mary	Vice President, PIMCO

De Leon, William	Executive Vice President, PIMCO

De Lorenzo, Nicola A.	Vice President, PIMCO

De Segundo, Charles S.	Vice President, PIMCO

De Silva, Harin A.	Executive Vice President, PIMCO. Formerly Managing Director, Merrill Lynch & Co.

De Wachter, Stefan	Vice President, PIMCO

Della Maria, Katherine K.	Vice President, PIMCO

Devlin, Edward	Executive Vice President, PIMCO

Dewitt, Andrew L.	Vice President, PIMCO

Dialynas, Chris P.	Managing Director, PIMCO

Dilek, Burcin	Vice President, PIMCO

Dittrich, Hanno	Vice President, PIMCO. Formerly Vice President, DWS Holdings & Service GmbH.

Dombrovsky, Anton	Vice President, PIMCO

Dorff, David J.	Senior Vice President, PIMCO

Dorrian, Peter G.	Senior Vice President, PIMCO

Dorsten, Matthew P.	Vice President, PIMCO

Duan, Hongyu	Senior Vice President, PIMCO. Formerly, Director, Merrill Lynch Asia Pacific Limited.

Dubitsky, Rod S.	Executive Vice President, PIMCO. Formerly Managing Director, Credit Suisse.

Dugan, Travis J.	Vice President, PIMCO

Durham, Jennifer E.	Executive Vice President and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust

Dutta, Manish	Senior Vice President, PIMCO

Edler, Vernon	Senior Vice President, PIMCO

Edwards, Ben M.	Vice President, PIMCO

Eedes, Linda	Senior Vice President, PIMCO

El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer, PIMCO. Senior Vice President, the Trust, PIMCO Funds and PIMCO ETF Trust. Formerly President and CEO of Harvard Management Co.

Ellis, Edward L.	Vice President, PIMCO

Eltz, Antoinette	Vice President, PIMCO

Emons, Ben	Senior Vice President, PIMCO. Formerly, Vice President/Portfolio Manager, Nuveen Investments LLC.

England, Jason S.	Senior Vice President, PIMCO

Estep, Bret W.	Vice President, PIMCO

Evans, Stefanie D.	Vice President, PIMCO

Eytle, Kaz	Vice President, PIMCO

Fan, Derek Chung L.	Vice President, PIMCO

Name	Principal Occupation
Feeny, Martin E.	Senior Vice President, PIMCO

Fejdasz, Melissa A.	Vice President, PIMCO

Ferber, Steven E.	Senior Vice President, PIMCO. Formerly Executive Vice President, AST Capital Trust Company of Delaware.

Fields, Robert A.	Senior Vice President, PIMCO

Finkenzeller, Thomas	Vice President, PIMCO

Fisher III, David N.	Executive Vice President, PIMCO. Formerly Managing Director, Halbis Capital Management.

Fisher, Marcellus M.	Executive Vice President, PIMCO

Flaherty III, Michael F.	Vice President, PIMCO

Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust and ETF Trust

Forsyth, Andrew C.	Vice President, PIMCO

Fournier, Joseph A.	Executive Vice President, PIMCO

Fowler, Ellen	Vice President, PIMCO

Foxall, Julian	Senior Vice President, PIMCO

Frisch, Ursula T.	Senior Vice President, PIMCO

Froehlich, Frank	Vice President, PIMCO

Fuhrmann, Dorothee J.	Executive Vice President, PIMCO. Formerly, Managing Director, Lehman Brothers International.

Fulford III, Richard F.	Executive Vice President, PIMCO

Furusho, Hiroaki	Vice President, PIMCO

Galli, Leandro J.	Vice President, PIMCO

Gandolfi, Alessandro	Senior Vice President, PIMCO. Formerly Director, Sanpaolo IMI Group.

Garbuzov, Yuri P.	Senior Vice President, PIMCO

Garnett, Andrew	Vice President, PIMCO. Formerly Director, UBS Global Asset Management (UK) Limited).

Getter, Christopher T.	Senior Vice President, PIMCO. Formerly Emerging Market Debt Research Analyst, Fidelity Management & Research Co.

Gingrich, Robert M.	Vice President, PIMCO

Giurlani, Gian Luca	Senior Vice President, PIMCO. Formerly Managing Director, Crosby Forsyth.

Gleason, G. Steven	Executive Vice President, PIMCO

Gomez, Michael A.	Executive Vice President, PIMCO

Gould, Linda J	Senior Vice President, PIMCO

Gourley, Eric A.	Vice President, PIMCO

Grabar, Gregory S.	Senior Vice President, PIMCO

Grady, Myrrha H.	Vice President, PIMCO

Graham, Stuart T.	Senior Vice President, PIMCO. Formerly, Vice President & Managing Director, MFC Global Investment Management.

Graves, Zoya S.	Vice President, PIMCO

Greenwald, Joseph M.	Vice President, PIMCO

Greer, Robert J.	Executive Vice President, PIMCO

Griffiths, John	Senior Vice President, PIMCO. Formerly Head of Pension Fund Development, Santander Global Banking & Markets.

Grigorian, Arshavir	Vice President, PIMCO

Gross, Jared B.	Senior Vice President, PIMCO. Formerly, Senior Vice President, Lehman Brothers.

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Variable Insurance Trust and ETF Trust.

Gruben, Kristin L.	Vice President, PIMCO

Grzesik, Marco	Vice President, PIMCO

Gu, Haidi	Vice President, PIMCO

Name	Principal Occupation
Gubner, Adam L.	Senior Vice President, PIMCO. Formerly, Co-Founder and Co-Portfolio Manager, ALJ Capital Management LLC.

Gudefin, Anne E.	Executive Vice President, PIMCO. Formerly, Lead Portfolio Manager, Franklin Mutual Advisers, LLC.

Gupta, Sachin	Senior Vice President, PIMCO

Gupta, Shailesh	Senior Vice President, PIMCO

Haaf, Tim	Vice President, PIMCO

Hagmeier, William Robert	Vice President, PIMCO

Hally, Gordon C.	Executive Vice President, PIMCO

Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PIMCO Variable Insurance Trust and ETF Trust

Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Variable Insurance Trust and ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Hart, Ryan	Vice President, PIMCO

Harumi, Kazunori	Executive Vice President, PIMCO

Hastings, Arthur J.	Senior Vice President, PIMCO. Vice President, StocksPLUS Management Inc.

Hauschild, Matthew R.	Vice President, PIMCO

Hazlett, Gregg	Senior Vice President, PIMCO. Formerly, Executive Consultant, FS Associates, Inc.

Heimann, Ilan	Senior Vice President, PIMCO

Helsing, Jeffrey	Senior Vice President, PIMCO

Heravi, Kaveh C.	Vice President, PIMCO

Herlan, Hans Joerg	Vice President, PIMCO

Hockswender, Thomas R.	Vice President, PIMCO. Formerly Executive Director, JPMorgan.

Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

Hoffman, Andrew	Senior Vice President, PIMCO. Formerly Director, Brookfield Asset Management.

Hofmann, Richard P.E.	Senior Vice President, PIMCO. Formerly Analyst, Creditsights, Inc.

Holden, Brent L.	Managing Director, PIMCO

Holloway Jr., Dwight F.	Executive Vice President, PIMCO

Horne, Jonathan L.	Senior Vice President, PIMCO

Hsiang, Hwa-Ming	Vice President, PIMCO

Hu, Gang	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank.

Huang, Jiaying	Vice President, PIMCO

Huerta, Maryam	Vice President, PIMCO

Hyman, Daniel Herbert	Senior Vice President, PIMCO. Formerly, Vice President, Credit Suisse.

Ing, Terrence	Vice President, PIMCO

Ivascyn, Daniel J.	Managing Director, PIMCO.

Jacobs IV, Lew W.	Managing Director, PIMCO

Jacobs, Brian H.	Vice President, PIMCO

Jessop, Andrew R.	Executive Vice President, PIMCO. Formerly Managing Director, Goldman Sacs Asset Management.

Johnson, Eric D	Senior Vice President, PIMCO

Johnson, Kelly	Vice President, PIMCO

Johnson, Nicholas, J.	Senior Vice President, PIMCO

Jones, Jeff	Senior Vice President, PIMCO. Formerly, Head of Leadership Assessment & Development Group, HSBC Holding PLC.

Jones, Steven L.	Vice President, PIMCO. Vice President, StocksPLUS Management Inc.

Name	Principal Occupation
Jordan, Daniel V.	Vice President, PIMCO

Kagy, Steven R.	Vice President, PIMCO

Kakuchi, Tadashi	Senior Vice President, PIMCO

Kang, Hojung	Vice President, PIMCO

Karpov, Natalie	Vice President, PIMCO

Kashkari, Neel T.	Managing Director, PIMCO. President, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.

Katz, Ulrich	Senior Vice President, PIMCO

Kavafyan, Constance	Senior Vice President, PIMCO

Keck, Andreas	Executive Vice President, PIMCO

Kellerhals, Philipp	Senior Vice President, PIMCO

Kelly, Benjamin Marcus	Senior Vice President, PIMCO

Kemp, Christopher E.	Vice President, PIMCO

Kennedy, Gregory J.	Vice President, PIMCO. Formerly Research Analyst, Redrock Capital Management, LLC.

Kersman, Alec	Senior Vice President, PIMCO

Kezelman, Jason M	Vice President, PIMCO

Kiesel, Mark R.	Executive Vice President, PIMCO

Kim, Aaron	Vice President, PIMCO. Formerly Executive Director and Counsel, JPMorgan Chase Bank, N.A.

Kim, Lisa	Vice President, PIMCO

King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, the Trust, PIMCO Variable Insurance Trust and ETF Trust

King, Stephanie Lorraine	Executive Vice President, PIMCO

Kingston, Rafer A.	Vice President, PIMCO

Kirkbaumer, Steven P.	Senior Vice President, PIMCO

Kirkowski, John J.	Senior Vice President, PIMCO

Kishimoto, Yayoi	Vice President, PIMCO

Kleinhans, Joey	Vice President, PIMCO

Klug, Harald	Vice President, PIMCO

Komatsu, Hugo	Vice President, PIMCO

Komatsu, Mitsuaki	Senior Vice President, PIMCO

Korinke, Kimberley Grace	Senior Vice President, PIMCO

Korinke, Ryan P.	Senior Vice President, PIMCO

Kothari, Sunil O.	Vice President

Kraninger, Elizabeth T.	Vice President

Kressin, Thomas	Senior Vice President, PIMCO

Kuhner, Kevin D.	Senior Vice President, PIMCO

Kumar, Mukund	Vice President, PIMCO

Kuraja, Antonija	Vice President, PIMCO

Lachhammer, Stefan	Vice President, PIMCO

Lackey, Warren M.	Senior Vice President, PIMCO

Lahr, Charles M.	Executive Vice President, PIMCO. Formerly Portfolio Manager, Franklin Mutual Advisers, LLC.

Lang, Eddie	Vice President, PIMCO

Lange, Thomas	Vice President, PIMCO

Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust, PIMCO Variable Insurance Trust and ETF Trust

LeBrun Jr., Richard R.	Senior Vice President, PIMCO; Assistant Secretary, StocksPLUS Management, Inc.

Name	Principal Occupation
Lee, Alvin Lip Sin	Vice President, PIMCO

Lee, Robert Ru-Bor	Senior Vice President, PIMCO

Lehavi, Yanay	Executive Vice President, PIMCO

Leong, Chon-Ian	Vice President, PIMCO

Leong, Foong C.	Vice President, PIMCO

Lettich, Bruno J.	Executive Vice President, PIMCO. Formerly Managing Director, Merrill Lynch & Co.

Li, Ji	Senior Vice President, PIMCO. Formerly Vice President, Goldman Sachs.

Lian, Chia Liang	Senior Vice President, PIMCO

Lilly III, Frederick V.	Vice President, PIMCO. Formerly Vice President, Portfolio Manager, The Bank of New York.

Lim, Jaclyn	Vice President, PIMCO

Linder, Astrid	Vice President, PIMCO

Linke, Gordon F.	Senior Vice President, PIMCO. Formerly Strategic Account Manager, Barclays Global Investors.

Liwski, Michael V.	Vice President, PIMCO

Lofdahl, Christopher F.	Vice President, PIMCO

Loh, Cynthia E. Yue-Ling	Vice President, PIMCO

Loh, John J.	Senior Vice President, PIMCO

Long, Hui	Vice President, PIMCO.

Lopez, Joy L.	Vice President, PIMCO

Lopez, Rafael A.	Senior Vice President, PIMCO

Loriferne, Matthieu H. F.	Vice President, PIMCO

Louanges, Matthieu	Executive Vice President, PIMCO

Love, David B.	Vice President, PIMCO. Formerly, Director, Treesdale Partners, LLC.

Lowe, Erika Hayflick	Senior Vice President, PIMCO

Lown, David C.	Managing Director, PIMCO

Ludwig, Steven	Senior Vice President, PIMCO

Mak, Richard	Senior Vice President, PIMCO

Mandy, Alain	Vice President, PIMCO. Formerly Audit Senior Manager/Director, PricewaterhouseCoopers.

Manseau Guerdat, Chantal Marie-Helene	Vice President, PIMCO

Maoui, Idriss	Vice President, PIMCO. Formerly Assistant Vice President, Barclays Capital.

Marr, Bradley J.	Vice President, PIMCO

Martel, Rene	Senior Vice President, PIMCO

Martin, Scott W.	Senior Vice President, PIMCO

Martini, Nadege	Vice President, PIMCO

Martinschledde, Juergen	Vice President, PIMCO

Masanao, Tomoya	Managing Director, PIMCO

Mather, Scott A.	Managing Director, PIMCO

Matsui, Akinori	Executive Vice President, PIMCO. Formerly, Managing Director, Wellington International Management Company Pte Ltd.

Mayershofer, Veronika	Vice President, PIMCO

Mazzocchi, Bettina E.	Vice President, PIMCO. Formerly, Vice President, Morgan Stanley.

McCann, Patrick Murphy	Vice President, PIMCO

McCarthy, Sean M.	Vice President, PIMCO. Formerly Senior Vice President, Lehman Brothers Inc.

McCray, Mark V.	Managing Director, PIMCO

McCulley, Paul A.	Managing Director, PIMCO

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited.

Name	Principal Occupation
McLenaghan, Matthew	Vice President, PIMCO

Mead, Robert	Executive Vice President, PIMCO

Meggers, Julie Ann	Senior Vice President, PIMCO

Merz, Frederic	Vice President, PIMCO

Metsch, Mark E.	Vice President, PIMCO

Mewbourne, Curtis A.	Managing Director, PIMCO

Meyn, Cynthia L.	Senior Vice President, PIMCO. Formerly Managing Director, Morgan Stanley.

Micali, Carlo	Vice President, PIMCO. Formerly, Financial Analyst, Perlinski & Co.

Mierau, Kristion T.	Senior Vice President, PIMCO

Mieth, Roland	Vice President, PIMCO. Formerly Emerging Markets Marketer/Structurer, JPMorgan.

Miller Jr., Kendall P.	Senior Vice President, PIMCO

Miller, John M.	Managing Director, PIMCO

Millimet, Scott A.	Executive Vice President, PIMCO

Milo, Davida J.	Senior Vice President, PIMCO

Minaki, Haruki	Executive Vice President, PIMCO

Minamisawa, Hidetoshi	Vice President

Miny, Julie-Anna	Vice President

Mitchell, Gail	Senior Vice President, PIMCO

Mittal, Mohit	Senior Vice President, PIMCO

Moeljanto, Lanny H.	Vice President, PIMCO

Mogelof, Eric J.	Executive Vice President, PIMCO

Molloy, Carol	Vice President, PIMCO

Monson, Kristen S.	Executive Vice President, PIMCO

Moore, James F.	Executive Vice President, PIMCO

Morena, Robert	Executive Vice President, PIMCO. Formerly Managing Director, JPMorgan Asset Management.

Morrison, John E.	Vice President, PIMCO

Moyer, Stephen G.	Senior Vice President, PIMCO. Formerly Director, Tennenbaum Capital Partners, LLC.

Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly Vice President, Deutsche Bank.

Mueller, Markus	Vice President, PIMCO

Mukherji, Raja	Senior Vice President, PIMCO. Formerly Senior Research Analyst, Chatham Asset Management.

Mulcahy, Matthew J.	Senior Vice President, PIMCO

Murano, Yuko	Vice President, PIMCO

Murata, Alfred T.	Executive Vice President, PIMCO

Murray, John W.	Senior Vice President, PIMCO. Formerly Vice President, JER Partners.

Nabors, Robin	Senior Vice President, PIMCO

Nambimadom, Ramakrishnan S.	Executive Vice President, PIMCO

Nest, Matthew J.	Senior Vice President, PIMCO

Neumeyer, Christopher D.	Vice President, PIMCO. Formerly Investment Analyst, The Blackstone Group L.P.

Ng, Albert K.	Vice President, PIMCO

Nguyen, Luyen D.	Vice President, PIMCO. Formerly Senior Infrastructure Manager, State Street IMS.

Nguyen, Tommy D.	Vice President, PIMCO

Nicholls, Steven B.	Senior Vice President, PIMCO

Nieves, Roger O.	Executive Vice President, PIMCO

Nocera, Maddalena	Vice President, PIMCO

Nojima, Sachiko	Vice President, PIMCO

Nunziata, Cristina	Vice President, PIMCO

Name	Principal Occupation
O’Connell, Gillian	Senior Vice President, PIMCO

Okamura, Shigeki	Senior Vice President, PIMCO

Okuma, Sachiko	Vice President, PIMCO

Okun, Eric A.	Executive Vice President, PIMCO

Olazabal, Joshua A.	Vice President, PIMCO

Oliva, Jennifer L.	Vice President, PIMCO

Ollenburger, Loren P.	Vice President, PIMCO

Ong, Arthur Y.D.	Executive Vice President, PIMCO; Secretary, StocksPLUS Management, Inc.; Secretary, PIMCO Canada Corp.

Ongaro, Douglas J.	Managing Director, PIMCO

Osses, Guillermo Ariel	Executive Vice President, PIMCO

Otterbein, Marie S.	Vice President, PIMCO

Otterbein, Thomas J.	Managing Director, PIMCO

Ozeki, Koyo	Executive Vice President, PIMCO

Padmanabhan, Lalantika	Vice President, PIMCO

Pagani, Lorenzo P.	Executive Vice President, PIMCO

Parikh, Bijal Y.	Vice President, PIMCO

Parikh, Saumil H.	Managing Director, PIMCO

Park, Jung	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear Stearns Asia Limited.

Pascutti, Michael J.	Executive Vice President, PIMCO. Formerly Founding Partner, Sandelman Partners.

Paulson, Bradley W.	Executive Vice President, PIMCO; Director, Vice President and Secretary, PIMCO Europe Ltd.; Director, PIMCO Asia Pte Ltd.; Director, Vice President and Assistant Secretary, PIMCO Australia Pty Ltd.; Vice President and Secretary, PIMCO Japan Ltd.; Director, PIMCO Asia Limited (Hong Kong); and Assistant Secretary, PIMCO Canada Corp.

Pejavar, Sheila M.	Vice President, PIMCO

Pena, Joel Arias	Vice President, PIMCO

Perez, Iohan	Vice President, PIMCO

Perez, Keith	Senior Vice President, PIMCO

Peterson, Danford O.	Senior Vice President, PIMCO. Formerly, Vice President, Goldman Sachs & Co.

Pfohlman, Donald	Vice President, PIMCO

Philipp, Elizabeth M.	Executive Vice President, PIMCO

Phillipson, Daniel	Senior Vice President, PIMCO

Pickering, Natalie J.	Senior Vice President, PIMCO. Formerly, Principal, Senior Director of Business Development and Strategy, Barclays Global Investors.

Pimentel, Rudolph	Executive Vice President, PIMCO

Plotke, Chad D.	Vice President

Pompa, Jr., William F.	Vice President

Pont, Nicholas J.	Vice President, PIMCO

Porter, David B.	Vice President, PIMCO

Porterfield, Mark J.	Executive Vice President, PIMCO

Posch, Brigitte	Executive Vice President, PIMCO. Formerly Managing Director, Deutsche Bank.

Pothalingam, Ketishwaran S.	Senior Vice President, PIMCO. Formerly Credit Fund Manager, Threadneedle Asset Management.

Potthof, Axel	Senior Vice President, PIMCO

Price, Rosamond J.	Vice President, PIMCO

Pricer, Jesse L.	Vice President, PIMCO

Putnicki, Matthew S.	Vice President, PIMCO

Putyatin, Vladyslav	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank AG.

Qiao, Yi	Vice President, PIMCO

Name	Principal Occupation
Qiu, Ying	Vice President, PIMCO. Formerly Portfolio Manager, ING Investment Management.

Qu, Wendong	Senior Vice President, PIMCO

Rahari, Pierre-Yves	Vice President, PIMCO

Rahman, Lupin	Senior Vice President, PIMCO. Formerly, Policy Development and Review Economist, Sri Lanka.

Ratner, Joshua D.	Senior Vice President, PIMCO. Assistant Secretary, the Trust, PIMCO Variable Insurance Trust and ETF Trust

Ravano, Emanuele	Managing Director, PIMCO

Reimer, Danelle J.	Vice President, PIMCO

Reimer, Ronald M.	Senior Vice President, PIMCO

Reisz, Paul W.	Senior Vice President, PIMCO

Repoulis, Yiannis	Senior Vice President, PIMCO

Reynolds, Joel D.	Vice President, PIMCO. Formerly, Vice President, Income Research & Management.

Rice, Thomas Edmund	Senior Vice President, PIMCO

Riendeau, Kevin	Vice President, PIMCO. Formerly, Vice President, Morgan Stanley.

Robinson, Laura	Vice President, PIMCO

Rodosky, Stephen A.	Managing Director, PIMCO

Rogers, William A.	Vice President, PIMCO

Rollins, Melody	Executive Vice President, PIMCO

Romano, Mark A.	Senior Vice President, PIMCO

Rowe, Cathy T.	Vice President, PIMCO

Rudolph, Lynn	Vice President, PIMCO

Ruebesam, Roland	Vice President, PIMCO

Ruthen, Seth R.	Executive Vice President, PIMCO

Sakane, Yoshiyuki	Vice President, PIMCO

Salastekar, Deepa A.	Vice President, PIMCO. Formerly Managing Director, Bear, Stearns & Co., Inc.

Sargent, Jeffrey M.	Executive Vice President, PIMCO.

Schaus, Stacy Leigh	Senior Vice President, PIMCO

Schneider, Gero	Vice President, PIMCO

Schneider, Jerome M.	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear, Stearns & Co., Inc.

Schneider, Patrick	Vice President, PIMCO

Schuetz, Christian	Vice President, PIMCO

Schuetz, Patricia Ann	Vice President, PIMCO

Schulist, Stephen O.	Senior Vice President, PIMCO

Schultes, Adrian O.	Vice President, PIMCO

Schwab, Gerlinde	Vice President, PIMCO

Schwab, Stephen D.	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Schwetz, Myckola	Senior Vice President, PIMCO

Scibisz, Iwona E.	Vice President, PIMCO

Scorah, Ian	Vice President, PIMCO

Seidner, Marc P.	Executive Vice President, PIMCO. Formerly Managing Director, Domestic Fixed Income Portfolio. Manager, Harvard Management Company.

Sejima, Toru	Senior Vice President, PIMCO

Seksaria, Rahul M.	Senior Vice President, PIMCO

Senne, Verena	Senior Vice President, PIMCO

Serafino Jr., George P.	Vice President, PIMCO

Sesay, Therenah	Vice President, PIMCO

Shah, Sapna K.	Vice President, PIMCO

Shaw, Matthew D.	Senior Vice President, PIMCO

Name	Principal Occupation
Sheehy, Erica H.	Senior Vice President, PIMCO

Shepherd, Julie M.	Vice President, PIMCO

Shimono, Dennis C.	Vice President, PIMCO

Shiroyama, Taro	Vice President, PIMCO

Short, Jonathan D.	Executive Vice President, PIMCO

Simon, W Scott	Managing Director, PIMCO

Simonian, Joseph S.	Vice President, PIMCO

Singal, Alka	Vice President, PIMCO

Singh, Anil	Vice President, PIMCO

Skobtsov, Ivan	Senior Vice President, PIMCO

Skov, Kimble E.	Vice President, PIMCO

Smith, Kenton Todd	Senior Vice President, PIMCO.

Somersan-Coqui, Aylin	Senior Vice President, PIMCO

Sonner, Michael	Senior Vice President, PIMCO

Soto, Alyssa Michele	Vice President, PIMCO

Spajic, Luke	Executive Vice President, PIMCO

Spalding, Scott M.	Senior Vice President, PIMCO

Spandri, Tobias	Vice President, PIMCO

Spicijaric, Jennifer N.	Vice President, PIMCO

Springer, Jeffrey	Senior Vice President, PIMCO

Stack, Candice E.	Senior Vice President, PIMCO

Stancil, Thomas A.	Vice President, PIMCO. Formerly Partner, Ashland Partners & Co., LLP.

Staub, Christian M.	Senior Vice President, PIMCO; Director, President, and Chief Compliance Officer, PIMCO (Switzerland) LLC

Stauffer, Christina	Senior Vice President, PIMCO

Steele, Scott Patrick	Senior Vice President, PIMCO. Formerly Chief Investment Officer, BMO Mutual Funds.

Steiner, Jason R.	Vice President, PIMCO. Formerly Consultant, Centerline Capital Group.

Stracke, Christian	Managing Director, PIMCO. Formerly Senior Credit Strategist, CreditSights.

Strauch, Joel Edward	Senior Vice President, PIMCO

Stravato, Richard	Vice President, PIMCO

Streiff, Thomas F.	Executive Vice President, PIMCO. Formerly Managing Director, UBS Investment Bank.

Strelow, Peter G	Executive Vice President, PIMCO

Struc, Alexandru	Vice President, PIMCO

Sun, Hao	Vice President, PIMCO

Suo, Yuanyuan	Vice President, PIMCO

Suskind, Donald W.	Senior Vice President, PIMCO; Vice President, StocksPLUS Management Inc. and Vice President, PIMCO ETF Trust

Taborsky, Mark A.	Executive Vice President, PIMCO. Formerly Managing Director of External Management, Harvard Management Company.

Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd.

Takeuchi, Ichiro	Senior Vice President, PIMCO

Takizuka, Hikaru	Vice President, PIMCO

Tam Joe	Vice President, PIMCO

Tamura, Maiko	Vice President, PIMCO. Formerly Manager, AIG Japan Capital Investment Co., Ltd.

Tarman, Daniel	Executive Vice President, PIMCO

Telish, Christine M.	Vice President, PIMCO

Terry, Michael A.	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

Tersin, Dominique	Vice President, PIMCO

Theodore, Kyle J.	Senior Vice President, PIMCO

Name	Principal Occupation
Thompson, Michael Frazier	Senior Vice President, PIMCO

Thurston, Powell C.	Senior Vice President, PIMCO

Tiwari, Ashish	Vice President, PIMCO

To, Steven P.	Vice President, PIMCO

Toloui-Tehrani, Ramin	Executive Vice President, PIMCO

Tomlinson, Brian	Vice President, PIMCO

Tournier, Eve	Executive Vice President, PIMCO. Formerly Managing Director, Deutsche Bank AG.

Traber, Eva-Maria	Vice President, PIMCO

Tran, Loc K.	Vice President, PIMCO

Tredwell, Alonzo S.	Vice President, PIMCO

Trevithick, Natalie	Senior Vice President, PIMCO

Trinidad, Ronaele K.	Vice President, PIMCO

Trovato, Michael J.	Senior Vice President, PIMCO

Tsu, Bryan	Vice President, PIMCO

Tsubota, Shiro	Senior Vice President, PIMCO

Tu, Chong	Vice President, PIMCO. Formerly, Quant Strategist, Tilden Park Capital Management.

Tyson, Richard E.	Executive Vice President, PIMCO

Tzemach, Y. Gayle	Vice President, PIMCO

Upadhyay, Nishant	Vice President, PIMCO

Vallarta-Jordal,Maria-Theresa F.	Senior Vice President, PIMCO

Valli, Kelly E.	Vice President

Vames, Steven	Vice President, PIMCO

van Akkeren, Marco	Senior Vice President, PIMCO. Formerly Vice President, Goldman Sachs & Co.

van Bezooijen, Jeroen	Senior Vice President, PIMCO. Formerly, Executive Director, Goldman Sachs.

van De Zilver, Peter A.	Vice President, PIMCO

van Heel, Marc	Executive Vice President, PIMCO

van Zoelen, Henk Jan	Senior Vice President, PIMCO

Veit, Konstantin	Vice President, PIMCO

Velasco, Christine Ann	Vice President, PIMCO

Velicer, Erik A.	Vice President, PIMCO

Verma, Monica	Vice President, PIMCO

Viana, David	Senior Vice President, PIMCO

von der Linden, Greg	Vice President, PIMCO

Walenbergh, Mark	Vice President, PIMCO

Walker, Trent W.	Senior Vice President, PIMCO. Assistant Treasurer of the Trust, PIMCO Variable Insurance Trust and ETF Trust. Vice President, StocksPLUS Management Inc.

Walsh, Lauren R.	Vice President, PIMCO

Walsh, Masako	Vice President

Walther, Kasten	Vice President, PIMCO

Wang, Qi	Executive Vice President, PIMCO. Formerly Managing Director, HBK Capital Management.

Warner IV, Hansford B.	Vice President, PIMCO

Washington, Alton L.	Vice President, PIMCO

Watchorn, Michael	Senior Vice President, PIMCO

Watford, Charles	Senior Vice President, PIMCO

Webb, Jonathon D.	Vice President, PIMCO

Weinberger, Michele Deborah	Vice President, PIMCO. Formerly Vice President, Goldman Sachs Asset Mgmt.

Wendler IV, Paul F.	Vice President, PIMCO

Name	Principal Occupation
Werber, Keith A.	Vice President, PIMCO. Formerly Vice President, Countrywide Securities Corporation.

White, Timothy C.	Senior Vice President, PIMCO

Whitewolf, Lance E.	Vice President, PIMCO

Whitton, Bransby M.	Senior Vice President, PIMCO; Director, PIMCO Asia Pte Ltd.

Wild, Christian	Senior Vice President, PIMCO

Wildermuth, Paul T.	Vice President, PIMCO

Williams III, Charles A	Vice President, PIMCO

Williams, Jason A.	Vice President, PIMCO

Wilner, Mitchell W.	Senior Vice President, PIMCO

Wilson, John F.	Executive Vice President, PIMCO; Director, PIMCO Australia Pty Ltd.

Wilson, Susan L.	Managing Director, PIMCO

Winters, Kevin M.	Senior Vice President, PIMCO

Witt, Frank	Executive Vice President, PIMCO

Wittkop, Andrew T.	Senior Vice President, PIMCO

Wolf, Greggory S.	Senior Vice President, PIMCO

Wong, Lincoln H.J.	Vice President, PIMCO

Wong, Tammy Nguyen	Vice President, PIMCO

Wood, George H.	Executive Vice President, PIMCO

Worah, Mihir P.	Executive Vice President, PIMCO

Xu, Jianghua	Vice President, PIMCO

Yamamoto, Shinichi	Executive Vice President, PIMCO

Yang, Jing	Vice President, PIMCO

Yasnov, Vadim I.	Vice President, PIMCO

Yildiz, Sadettin	Vice President, PIMCO

Yin, Haining	Vice President, PIMCO

Yip, Jonathan	Vice President, PIMCO

Yip, Paul S.	Vice President, PIMCO. Formerly Principal Database Admin/Architect, Yahoo, Inc.

Yoon, Jinhy	Vice President, PIMCO. Formerly Vice President, J.P. Morgan Securities Inc.

Yoon, Kenneth G.	Vice President, PIMCO

Yoshida, Taizo	Vice President, PIMCO

Young, Robert O.	Executive Vice President, PIMCO. Formerly Managing Director, Global Capital Markets.

Yu, Anna W.	Vice President, PIMCO

Yu, Cheng-Yuan	Executive Vice President, PIMCO

Yu, Walter	Vice President, PIMCO

Zerner, Mary	Vice President, PIMCO.

PYRAMIS GLOBAL ADVISORS, LLC. (“PYRAMIS”)

The directors and officers of Pyramis have held, during the past two fiscal years, the following positions of a substantial nature.

Kevin Charles Uebelein President, Chief Executive Officer, Chairman, and Director

Kenneth Alan Rathgeber Chief Compliance Officer

William E. Dailey Senior Vice President, Chief Administrative Officer, and

Director (2009); Senior Vice President, Chief Financial Officer, Treasurer, and

Director

Young Duchung Chin Chief Investment Officer and Director

James Carroll Director

Michael Barnett Director

Patrick Mc Nelis Director (Resigned 2010)

Robert J. Haber Chief Investment Officer (Resigned 2009)

Michael William Howard Senior Vice President, Chief Financial Officer, Treasurer, and Director (Resigned 2009)

RAINIER INVESTMENT MANAGEMENT, INC. (“RAINIER”)

The following are the names and principal occupations of the principal executive officer and each director of Rainier. The address of the principal executive officer and each director is 601 Union Street, Seattle, Washington 98101.

Name	Principal Occupation
James M. Margard	Chairman of the Board and Chief Investment Officer (1991)

Leonard P. Brennan	President and Chief Executive Officer (2005)

Mark H. Dawson	Senior Equity Portfolio Manager (1996)

Andrea L. Durbin	Senior Equity Portfolio Manager (2002)

Peter M. Musser	Senior Equity Portfolio Manager (1994)

James M. Ridgeway	Director of Client Services and Sales (2005)

SANDS CAPITAL MANAGEMENT, LLC (“SANDS”)

Sands Capital Management, LLC is located at:

1101 Wilson Blvd., Suite 2300, Arlington, VA 22209

I. Identification of Portfolio Managers or Management Team Members – Members who are jointly and primarily responsible for the day-today management of the Aggressive Growth Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands Jr., CFA	Chief Investment Officer, Chief Executive Officer	8 Years	N/A

II. Description of Portfolio Managers or Management Team Members: Describe below the role of each Portfolio Manager or Management Team identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Jr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (“SYSTEMATIC”)

The following are the names and principal occupations of the principal executive officer and each director of Systematic. The address of the principal executive officer and each director is 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Principal Occupation
Gyanendera Joshi	President / Chief Executive Officer – 2004 to present, Senior Managing Director / Chief Executive Officer – 1996 to present

Karen E. Kohler	Chief Operating Officer / Chief Compliance Offer – 2006 to present

Daniel Kevin McCreesh	Managing Director / Chief Investment Officer – 2004 to present

Kenneth William Burgess	Managing Director / Portfolio Manager – 2000 to present

Gregory Wood	Managing Director / Head Trader – 1996 to present

Ronald Matthew Mushock	Senior Equity Analyst – 1997 to present, Portfolio Manager – 2000 to present

Sam Jaberi, Chief Technology Officer (since 11/10/2009), MML Distributors, LLC; and Vice President, US16-B&TS, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel clients and serving as adviser and subadviser to registered investment companies, and provides investment advice to T. Rowe Price Trust Company, trustee of several Maryland-registered domestic common trust funds. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a Maryland corporation, is a wholly owned subsidiary of TRP Finance, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority (“FSA”) in the United Kingdom, the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”).

T. Rowe Price Global Investment Services Limited (“Global Investment Services”), is a U.K. corporation, organized in 2000 and a wholly owned subsidiary of Group. Global Investment Services is a registered investment adviser with the FSA, the Kanto Local Finance Bureau (“KLFB”) and FSA in Japan, and with the SEC under the Investment Advisers Act of 1940. Global Investment Services is also licensed as a financial services provider by the South African Financial Services Board. Global Investment Services is an investment manager, with primary responsibility for marketing and client servicing for non-U.S. clients. Global Investment Services may delegate investment management responsibilities to Price Associates or T. Rowe Price International. Global Investment Services also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. Global Investment Services also provides investment management services to Japanese investment trusts and other investment products for sale to investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Investment Services, or non-U.S. registered collective investment schemes and Global Investment Services. Global Investment Services is headquartered in London, and has several other global locations.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), is a U.K. corporation and a wholly owned subsidiary of Group. Global Asset Management was formerly registered as an investment adviser with the U.K. FSA and with the SEC under the Investment Advisers Act of 1940.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, is a Maryland corporation organized in 1988. TRP Canada is registered with the Ontario Securities Commission, as a non-Canadian Advisor, in the categories of Investment Counsel and Portfolio Manager, to provide advisory services to individual and institutional clients residing in Canada. TRP Canada is also registered with the Manitoba Securities Commission as an Investment Counsel (International Adviser) and with the British Columbia Securities Commission as a Portfolio Manager and Investment Counsel (Securities) and with the SEC as a registered investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Alberta, Nova Scotia, and New Brunswick Securities Commissions, as well as the Saskatchewan Financial Services Commission, to provide advisory services to institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group, Inc.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group, Inc. Mr. Brady is the Managing Director of MidAtlantic of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group, Inc. Mr. Hebb is the chairman of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Dr. Alfred Sommer, Director of T. Rowe Price Group, Inc. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the National Board of the National Association of Industrial & Office Properties, and is past President of its Maryland chapter. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 6711 Columbia Gateway Drive, Suite 300, Columbia, Maryland 21046.

Anne Marie Whittemore, Director of T. Rowe Price Group, Inc. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of Group and/or the investment managers (Price Associates, T. Rowe Price International, Global Investment Services, or Global Asset Management):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Global Investment	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price (Luxembourg)	Director

	T. Rowe Price International, Inc.	Chief Executive Officer Director

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price Global Asset	Chairman of the Board Director

	T. Rowe Price Global Investment	Chairman of the Board Director

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price International, Inc.	Director

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director

	T. Rowe Price (Luxembourg)	Director

	T. Rowe Price Retirement Plan	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive

Jeremy M. Fisher	T. Rowe Price Global Asset	Chief Compliance Officer Vice

	T. Rowe Price Global Investment	Chief Compliance Officer Vice

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International, Inc.	Chief Compliance Officer Vice

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Global Asset	Director

	T. Rowe Price Global Investment	Director

	T. Rowe Price Group, Inc.	Chief Executive Officer Director

	T. Rowe Price International, Inc.	Director

Mary J. Miller	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Recovery Fund II	Director

	T. Rowe Price Trust Company	Director

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, LLC.	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President

	TRP Finance, Inc.	Chairman of the Board Director

	TRP Office Florida, LLC	President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice

	T. Rowe Price Group, Inc.	Chairman of the Board Chief

	TRP Finance, Inc.	Director

	T. Rowe Price Trust Company	Vice President

R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Global Asset	Chief Executive Officer Director

	T. Rowe Price Global Investment	Chief Executive Officer Director

	T. Rowe Price Group, Inc.	Vice President

	T.Rowe Price (Luxembourg)	Director

	T. Rowe Price Retirement Plan	Vice President

	T. Rowe Price Trust Company	Vice President

	TRPH Corporation	Director President

	T. Rowe Price (Canada), Inc.	Vice President

William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”)

Officers & Directors AS OF 02/19/2010

The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin	The Boston Company Asset Management, LLC	Manager

David Cameron	The Boston Company Asset Management, LLC	Chairman, President, CEO and Manager

Phillip N. Maisano	The Boston Company Asset Management, LLC	Manager

	The Dreyfus Corporation	CIO, Vice Chair and Director

	Mellon Capital Management Corp.	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	EACM Advisors LLC	Manager

	Alternative Holdings I, LLC	President

	Alternative Holdings II, LLC	President

	BNY Alcentra Group Holdings, Inc.	Director

	BNY Mellon, National Association	Senior Vice President

	Mellon Global Alternative Investments Limited	Director

	Mellon Holdings LLC	Signing Officer

	Pareto Investment Management Limited	Director

	Urdang Capital Management, Inc	Director

	Urdang Securities Management, Inc.	Director

	Ivy Asset Management LLC	Director and Manager

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director

	The Boston Company Asset Management, LLC	Manager

	BNY Mellon, National Association	Executive Vice President

	The Bank of New York Mellon	Executive Vice President

	The Dreyfus Corporation	Director

	Urdang Securities Management, Inc.	Director

Ronald O’Hanley	EACM Advisors, LLC	Manager

	MAM (MA) Holdings Trust	Trustee and President

	Mellon Capital Management Corporation	Director

	Pareto Investment Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	The Dreyfus Corporation	Director

	BNY Mellon Asset Management	President and CEO

	The Bank of New York Mellon Corporation	Vice Chairman, Executive Committee

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon Asset Management Japan Limited	Director

	Ivy Asset Management LLC	Manager

	Mellon Global Investing Corp.	Director, CEO and Chairman

	Neptune LLC	Chairman and President

	Walter Scott & Partners Limited	Director

	WestLB Mellon Asset Management Holdings Limited	Director

	Newton Management Limited	Director

	BNY Mellon, National Association	Vice Chair

	Insight Investment Funds Management Limited	Director

	Insight Investment Management (Global) Limited	Director

	Insight Investment Management Limited	Director

	The Bank of New York Mellon	Executive Vice President

Edward Ladd	The Boston Company Asset Management, LLC	Manager

	Standish Mellon Asset Management Company LLC	Manager

	BNY Alcentra Group Holdings, Inc.	Director

	Pareto Investment Management Limited	Director

Scott E. Wennerholm	EACM Advisors, LLC	Manager

	Mellon Capital Management Corporation	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	MAM (MA) Holdings Trust	Trustee

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon, National Association	Executive Vice President

	Fixed Income and Cash AM Service Company LLC	Manager

	Ivy Asset Management LLC	Manager

	Mellon International Holdings S.à r.l	Manager

	Pareto Investment Management Limited	Director

	The Dreyfus Corporation	Director

	Urdang Capital Management, Inc.	Director

	Urdang Securities Management, Inc.	Director

	The Bank of New York Mellon	Executive Vice President

	USPLP, Inc.	Director and President

TURNER INVESTMENT PARTNERS, INC. (“TURNER”)

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Financial and Operating Officer, Secretary	Turner Funds Turner Investments Pte. Ltd.	President Board Member & Chief Operating Officer

	Turner International Ltd.	Trustee

	Turner Investment Management LLC	Board Member, President & Chief Operating Officer & Treasurer

Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC The Episcopal Academy (Newtown Square, PA)	Chairman Trustee

Robert E. Turner Chairman of the Board; Chief Investment Officer	Turner Funds Turner Investments Pte. Ltd. Turner International Ltd. Bradley University (Peoria, IL)	Trustee Board Member Trustee Trustee

Christopher K. McHugh Board Member, Vice President, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investment Partners, Inc. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investments Pte. Ltd. is Penthouse Level, Suntec Tower Three, 8 Temasek Blvd, Singapore, 038988.

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY”)

EXECUTIVE OFFICERS AND DIRECTORS

Full Legal Name	Title or Status	Date Title or Status Acquired
Keybank National Association	Shareholder	7/2003
Babin, Lawrence, Geller I	CIO – Diversified Product	9/2004
Black, Michael	Chief Financial Officer	12/2008
Brown, David, Craig	Senior Managing Director and COO	1/2006
Fox, Kenneth, Floyd I	Chief Compliance Officer	9/2001
Globits, Leslie, Z	CIO – Mid Cap Product	3/2007
Grandstaff, Linda, A	Director	1/2010
Janus, Richard, Lewis	CIO - Convertible Securities Product	1/2005
Knerr, Matthias, Achim	CIO - International Large Cap Equity	11/2008
Lindsay, Margaret	CIO - International Small Cap Equity	7/2006
Maronak, Erick, Fabian	CIO - Large Cap Growth	1/2005
Miller, Gary, Howard	CIO – Small Cap Product	3/2006
River, Gregory, Nathan	Head of Equities	2/2006
Ruch, Craig, Everett	CIO – Fixed Income Product	11/2007
Sachdeva, Arvind, Kumar I	CIO – Intrinsic Value Product	9/2004
Wagner, Robert, Leonard I	President & CEO	3/2005
Zeiger, Richard, Glenn	Secretary	5/2005

MANAGEMENT COMMITTEE MEMBERS

CIOs and

HEAD OF EQUITY RESEARCH

Lawrence G. Babin, CFA

Chief Investment Officer – Diversified Equity

Senior Portfolio Manager & Senior Managing Director

Larry is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Victory’s Diversified Equity strategy. Larry joined Victory and/or an affiliate in 1982 following five years prior investment experience. Victory’s Diversified Equity Team manages common, collective and mutual funds as well as portfolios for corporations, public funds, Taft-Hartley plans, endowments, foundations, health care and nonprofits managed in the diversified style. Prior to joining the firm, Larry held a variety of positions including security analyst, investment analyst, and portfolio manager for Detroit Bank & Trust, Joseph Miller & Russell and H. I. Glass. Larry is a recognized expert in the financial markets and has been featured, or quoted, in publications and media outlets such as: Barron’s, Dow Jones News, Financial Advisor, Kiplinger’s Personal Finance and The Wall Street Journal. In addition, he and his team were awarded the prestigious #1 rating from Lipper for the Victory Diversified Stock Fund. He has a long established track record of providing large cap core clients with superior returns while controlling risk. Larry holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan. In addition, he is a Chartered Financial Analyst Charterholder.

Michael Black

Chief Financial Officer

Mr. Black is the Chief Financial Officer of Victory. Mr. Black has been with KeyCorp since 2005 and joined Victory in 2008. Prior to his tenure as Chief Financial Officer, Mr. Black was Vice President and Senior Finance Manager for the Real Estate Capital line of business and has 12 years of experience in the financial services industry. Prior to joining Key, Mr. Black was Finance Manager for Regional Banking at FleetBoston Financial. Mr. Black holds a Bachelor of Science degree in Business Administration from Northeastern University.

David C. Brown, CPA

Chief Operating Officer

Senior Managing Director

Business Development and Support

Mr. Brown is the Chief Operating Officer and a Senior Managing Director with Victory Capital Management. He oversees the finance, product, marketing, mutual fund administration, communications, technology, operations and all administrative functions. He also serves as President of The Victory Funds. Mr. Brown is a member of the Victory Capital Management Board of Directors, Austin Capital Management Board of Directors, as well as the Senior Management Committee. He joined the firm in 2004.

Prior to joining Victory, Mr. Brown spent five years at Gartmore Global Investments in a number of management positions. Most recently, he served as Chief Financial Officer and Chief Operating Officer of Gartmore Emerging Managers, LLC. Before joining Gartmore, he worked for Ernst & Young as a manager in the Assurance and Advisory Business Services unit.

Mr. Brown holds a Bachelor of Arts in Political Science and Accounting from Ursinus College and a Masters in Business Administration from Case Western Reserve University. He is also a Certified Public Accountant.

Kenneth F. Fox, Jr.

Chief Compliance Officer

Managing Director

Mr. Fox is Chief Compliance Officer and a Managing Director with Victory Capital Management. He has been with Victory and/or an affiliate since 1997. Previously, he served as a compliance officer and an audit manager with McDonald Investments.

Mr. Fox received a Bachelor of Science from Bowling Green State University, and a Master of Business Administration from Cleveland State University. In addition, he holds Series 7, 8, 63, and 66 licenses and Ohio Life, Health, and Variable Annuity licenses.

Leslie Z. Globits

Chief Investment Officer – Mid Cap Equity

Senior Portfolio Manager & Managing Director

Mr. Globits is a Senior Portfolio Manager and Managing Director with Victory Capital Management. He is the Chief Investment Officer for Victory’s Mid Cap Equity strategy. He is responsible for investment management for all Mid Cap Equity vehicles, including institutional portfolios, the Victory Special Value Fund, and the common and collective funds. He has been a member of the Mid Cap Equity team since 2003. Previously, Mr. Globits managed international equities at Victory for seven years. He joined Victory and/or an affiliate in 1987 following 4 years prior investment experience. Prior to joining Victory, he served as a senior financial analyst for KeyCorp, senior financial officer for KeyCorp’s former entity, Ameritrust, financial analyst for TransOhio Savings Bank, and an economist for Currency Brokers in Sydney, Australia. Mr. Globits holds a Bachelor of Arts from the University of New South Wales (Sydney, Australia) and a Master of Business Administration from Cleveland State University.

Richard A. Janus, CFA, CFP

Chief Investment Officer – Convertible Securities

Senior Portfolio Manager

Senior Managing Director

Mr. Janus is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Convertible Securities. He joined Victory and/or an affiliate in 1977 following three years prior investment experience.

Prior to his tenure with the firm, Mr. Janus was a bank examiner with the Treasury Department. Currently, he serves as the lead portfolio manager for several common, collective and mutual funds, as well as individual, high net worth portfolios. A frequent lecturer on convertible securities, Mr. Janus has written several articles on this subject and has served as a product expert on this unique asset class.

Mr. Janus holds a Bachelor of Science from David N. Myer College and a Master of Economics from Cleveland State University. In addition, he is a Chartered Financial Analyst Charterholder and a Certified Financial Planner.

Matthias A. Knerr, CFA

Chief Investment Officer – International Large Cap Equity

Senior Portfolio Manager & Lead Portfolio Manager

Mr. Knerr is CIO and lead portfolio manager of the International Large Cap Equity strategies. He has 13 years of investment experience. Prior to joining Victory Capital Management in 2008, Mr. Knerr worked for Deutsche Asset Management, where he was a managing director and portfolio manager. Mr. Knerr holds a Bachelor of Science in Finance and International Business from Pennsylvania State University and is a Chartered Financial Analyst Charterholder.

Margaret Lindsay

Chief Investment Officer –

International Equity Strategies

Ms. Lindsay is Chief Investment Officer of international equity strategies, lead portfolio manager and head of the international team at Victory Capital Management. She leads the research coverage on France, Switzerland, and the consumer-related sectors. She has 25 years of investment experience.

Prior to joining Victory Capital in 2006, Ms. Lindsay was Director of Global Small Cap Equity and head of the non-US small / mid cap team at Fiduciary Trust International, a subsidiary of Franklin Templeton Investments, for 15 years. Prior to that she had 10 years experience in international equity strategy, analysis and sales with a focus on Europe and Japan. She was with S.G. Warburg Securities and Drexel Burnham Lambert. Prior to that, she was a consultant for Gellman Research Associates, advising clients on economic policy and international trade. Ms. Lindsay holds a Bachelor of Arts from Dickinson College, a Master of Science from Drexel University and a Master of Business Administration in International Finance from the Wharton School at the University of Pennsylvania. She is fluent in German.

Erick F. Maronak

Chief Investment Officer, Victory NewBridge

Senior Managing Director

Mr. Maronak is the Chief Investment Officer and Senior Managing Director with Victory NewBridge Capital Management. Additionally, he is a member of the Investment Policy Committee. Previously, he was a portfolio manager and the director of research in the Campbell, Cowperthwait division of U.S. Trust Company. Mr. Maronak joined U.S. Trust in February of 1990. He received his Bachelor of Science in Economics from the City University of New York, Queens College in 1990 and a Master of Business Administration in Finance from St. John’s University in 1996.

Gary H. Miller –

Chief Investment Officer, Small Cap Equity

Senior Portfolio Manager & Managing Director

Mr. Miller is a Portfolio Manager and Managing Director with Victory Capital Management. Mr. Miller is the Chief Investment Officer for the Small Cap Equity Portfolio Management Team and also provides research coverage for Small Cap securities. He joined Victory and/or an affiliate in 1987. Prior to his tenure as portfolio manager, Mr. Miller served as an equity research analyst for the Small Cap Equity strategy. Mr. Miller has been a guest speaker on local media outlets discussing the economy, the financial markets and securities in which he is considered an authority. He has appeared on Bloomberg Television. Mr. Miller holds a Bachelor of Business Administration in Accounting from the University of Cincinnati and a Master of Business Administration from Xavier University.

Gregory N. River

Senior Managing Director

Head of Equities

Mr. River is a Senior Managing Director and Head of Equities with Victory Capital Management. He is responsible for all of Victory’s equity portfolio management teams, equity research, risk management and equity trading. Mr. River is a member of the Victory Capital Management Board of Directors and a member of the company’s Senior Management Committee. He joined Victory in 2006 following over 20 years of experience in financial services and technology.

Prior to joining Victory, Mr. River was Senior Vice President at Callan Associates, responsible for mutual fund board advisory services and strategic investment consulting. Before joining Callan, he was President and Chief Operating Officer of U.S. Foursis Systems Sales, a U.S. subsidiary of a $150 million multinational R&D print technology company. Other past positions include Vice President of Marketing for OffRoad Capital, a premier internet-based private equity investment bank, and President of Paladin Consulting. In addition, Mr. River was Vice President and Senior Consultant with SEI Investments, where he served as a business development executive and regional sales manager.

Mr. River is a graduate of The University of Chicago.

Craig Ruch

Chief Investment Officer – Fixed Income Strategies

Head of Fixed Income

Mr. Ruch is Head of Fixed Income and CIO of the Fixed Income strategies for Victory. He has thirteen years of investment experience and is responsible for all decisions of Absolute Return and Taxable Fixed Income portfolios. Mr. Ruch also heads corporate bond portfolio management, research and trading and the management of the Fixed Income group which includes the Taxable Fixed Income, Money Market, Municipal and Securities Lending teams. Mr. Ruch joined Victory in 2005 following eleven years of prior investment experience. Prior to joining the firm, Mr. Ruch worked for Credit Suisse Asset Management where he was responsible for credit exposure and core plus portfolios and was a member of the Global Credit Committee responsible for monitoring credit markets on a global basis. Additional past positions include Vice President and Lead Trader in the telecom and utility industries for Salomon Smith Barney and Vice President and Portfolio Manager for Conseco Capital Management. Mr. Ruch was born in 1971. Mr. Ruch received his Bachelor of Science Degree in Finance from Indiana University School of Business in 1994. Mr. Ruch is also a Chartered Financial Analyst Charterholder.

Arvind K. Sachdeva, CFA

Chief Investment Officer – Intrinsic Value & Deep Value

Senior Portfolio Manager & Senior Managing Director

Mr. Sachdeva is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for the Intrinsic Large Cap Value and Deep Value strategies. He joined Victory and/or an affiliate in 2000 following 16 years prior investment experience. Mr. Sachdeva oversees all elements of the Intrinsic Large Cap Value and Deep Value portfolio construction processes. Prior to his tenure with the firm, Mr. Sachdeva served as Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva is a recognized authority on the specific securities which are considered appropriate for the portfolios he manages. He has been quoted in publications and media outlets, including: The Associated Press, Bloomberg Radio, Bloomberg Television, Business Week, Dow Jones News, Reuters, and The Wall Street Journal. He is a recognized expert on the evolution of the Asian economy, specifically China, and the impact it has on the economy of the United States. Mr. Sachdeva holds a Bachelor of Business Administration from Georgia State University. In addition, he is a Chartered Financial Analyst Charterholder.

Robert L. Wagner

Chairman & Chief Executive Officer

Mr. Wagner is the Chairman and Chief Executive Officer of Victory Capital Management and is responsible for all aspects of Victory’s asset management business. He is the Chairman of the Victory Capital Management Board of Directors, serves on the Austin Capital Management Board of Directors and leads Victory’s Senior Management Committee. Mr. Wagner joined the firm in 2004 as President and was promoted to Chairman and Chief Executive Officer in the Spring of 2005.

Prior to joining Victory, Mr. Wagner served as President and CEO of Gartmore Emerging Managers, LLC, as well as Executive Vice President of Institutional Markets. Prior to joining Gartmore in 2002, Mr. Wagner was with JMI Equity Fund and served as President and CEO of one of its privately held venture-backed companies that provided technology and consulting solutions to the financial services market. Before JMI, he served as President of the Institutional Markets Division at Pilgrim Baxter & Associates. He also spent 13 years with SEI Investments in a number of executive management positions.

Mr. Wagner received his Bachelor’s Degree in Business from Western Illinois University. He holds the following securities licenses: Series 7, 63.

Richard G. Zeiger

Senior Counsel for KeyBank, NA.

Senior Vice President

Mr. Zeiger is Senior Vice President and Managing Counsel for KeyBank National Association and also the Secretary of Victory. Prior to joining the Bank’s predecessor in 1990, Mr. Zeiger worked in private practice for five years. Mr. Zeiger was born in 1955. Mr. Zieger received his Bachelor of Science Degree in Education from The Ohio State University in 1979 and his Juris Doctorate from Cleveland Marshall College of Law from Cleveland State University in 1982.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

CEO (since 1993), Director (since 1998), and Chairman of the Board (since 2005)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Chief Investment Officer (since 2005) and Director (since 2007)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

JOHN E. SUNDEEN, JR.

Director (since 2001), Executive Vice President and Chief Administrative Officer (since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered Financial Analyst

MARK G. SEFEROVICH

Senior Vice President and Portfolio Manager (since 1996)

Hire Year 1989

Education: University of Kansas - BA 1969, University of Arkansas – MBA 1971, Chartered Financial Analyst

GILBERT C. SCOTT

Senior Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: University of Massachusetts - BBA 1989, University of Texas - MBA 1995, Chartered Financial Analyst

KENNETH G. MCQUADE

Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: Bradley University, Peoria, IL - BS 1992

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004) and Director (since 2005)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY J. HILLS

Associate General Counsel (since 2000), Secretary (since 2004), and Senior Vice President (since 2007)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Associate General Counsel (since 2000), Chief Compliance Officer (since 2001), and Senior Vice President (since 2007)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers of Wellington Management and are located at the address listed above:

Name	Title

Karl E. Bandtel	Senior Vice President, Partner and Executive Committee Member

Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member

Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer

Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member

Jean M. Hynes	Senior Vice President, Partner and Executive Committee Member

Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer

Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member

Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member

Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer

Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member

Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member

James W. Valone	Senior Vice President, Partner and Executive Committee Member

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

Western Asset Management Company – 385 E. Colorado Blvd., Pasadena, CA 91101

Western Asset Management Company

Directors

James W. Hirschmann

David A. Odenath

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
James J. Flick	Director of Global Client Service and Marketing
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann	President and Chief Executive Officer
Gavin L. James	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

WESTERN ASSET MANAGEMENT LIMITED (“WAML”)

Western Asset Management Company Limited – 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom

Western Asset Management Company Limited

Directors

James W. Hirschmann Ronald Dewhurst Thomas P. Lemke Charles A. Ruys de Perez Michael B. Zelouf

Officers

James W. Hirschmann	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Director of International Business and Head of London Operations

Unless otherwise indicated, no additional offices are held by the persons listed above.

Ronald Dewhurst	Director, Legg Mason Asset Management Australia

Director, Legg Mason Asset Management Japan

Member Supervisory Board, LM Poland I

Member Supervisory Board, LM Poland II

Director, LM Holdings Limited

Director, WAML

Director, WAM Japan

Director, WAM Australia

Director, WAM Singapore

Director, WAM Holdings UK

Tom Lemke	Director, Barrett Associates, Inc. Director, LMCM Senior Vice President and General Counsel, Legg Mason, Inc. Manager, Royce Associates, LLC

Jeffrey A. Nattans

Director, WAM

Director, Barrett

Director, LMCM

Manager, LMIC

Director, NS

Director, Bartlett

Manager, Clear Adv

Manager, Clear Asset

Manager, GCIM

Executive Vice President, Legg Mason, Inc.

Vice President and Manager, LMIH

Director, LMREC

Director, LMREC II

Director, PCM I

Director, PCM II

Manager, Royce

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

Director, WAM Singapore

David R. Odenath

Director, WAM

Director, Batterymarch

Manager, Brandywine

Director, LMCM

Director, LMGAA

Director, BGIM

Director, Brandywine Singapore

Manager, Clear Adv

Manager, Clear Asset

Manager, GCIM

Senior Executive Vice President, Legg Mason, Inc.

Manager, LMPFA

Manager, LMPPG

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

Director, WAM Singapore

Addresses for Item 31:

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Batterymarch GP, LLC

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (“BGIM”)

Level 9, Leaf B, Tower 42

25 Old Broad Street

London, England EC2N 1HQ

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Citi Fund Management Inc. (“Citi Funds”)

100 First Stamford Place

Stamford, CT 06902-6729

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Fairfield Group, Inc. (“FG”)

200 Gibraltor Road

Horsham, PA 19044

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding, Corp. (“LMFC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave.

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor N° 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital, Inc. II (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)

100 International Drive

Baltimore, MD 21202

LM Capital Support I (“LMCS I”)

100 International Drive

Baltimore, MD 21202

LM Capital Support II (“LMCS II”)

100 International Drive

Baltimore, MD 21202

LM Capital Support III (“LMCS III”)

100 International Drive

Baltimore, MD 21202

LM Capital Support IV (“LMCS IV”)

100 International Drive

Baltimore, MD 21202

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Smith Barney Fund Management (“SBFM”)

300 First Stamford Place

Stamford, CT 06902

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are the names and positions of the officers and directors of MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; RS Supervisor (since 1/21/2009) and Director (since 12/4/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/21/2009)) and Insurance Operations Supervisor (since 6/29/10), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; and Vice President, USIG Compliance, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Corporate Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

John Carlson, Vice President (since 12/9/2009), National Sales Supervisor (since (11/10/2009), MML Distributors, LLC; National Sales Supervisor (since 10/20/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Director (since 9/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Corporate Vice President, USIG-CAD, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001 and Vice President, Corporate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William H. McCauley, Jr., Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 9/16/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Treasurer and Financial Operations Principal (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sam Jaberi, Chief Technology Officer (since 11/10/2009), MML Distributors, LLC; Chief Technology Officer (since 10/20/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-B&TS, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Continuing Education Officer (since 3/14/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Service and Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; Co-Chief Operations Officer (since 1/6/2009), Assistant Vice President (since 10/20/2009) and Registration Manager (since 9/16/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; Director (since 5/2/2007) and Variable Life Supervisor (since 8/4/2010), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; Variable Annuity Product Distribution Officer (since 10/20/2009) and Variable Annuity Supervisor (since 8/4/2010), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Amy Ferrero, Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 6/29/10), MML Distributors, LLC; Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 8/4/2010), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; Insurance Operations Supervisor (since 8/4/2010), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

(c) Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

JPMorgan Chase Tower

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, Pennsylvania 19104

(With respect to its services as subadviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(With respect to its services as subadviser)

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as subadviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Federated Clover Investment Advisors

400 Meridian Centre

Suite 200

Rochester, New York 14618

(With respect to its services as subadviser)

Frontier Capital Management Company, LLC

99 Summer Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Harris Associates LP

2 North LaSalle Street

Chicago, Illinois 60602

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, New York 10167

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(With respect to its services as subadviser)

NFJ Investment Group LLC

2100 Ross Avenue

Suite 700

Dallas, Texas 75201

(With respect to its services as subadviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

(With respect to its services as subadviser)

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, Rhode Island 02917

(With respect to its services as subadviser)

Rainier Investment Management, Inc.

601 Union Street

Seattle, Washington 98101

(With respect to its services as subadviser)

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

(With respect to its services as subadviser)

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

(With respect to its services as subadviser)

Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

(With respect to its services as subadviser)

Victory Capital Management Inc.

127 Public Square

Cleveland, Ohio 44114

(With respect to its services as subadviser)

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202

(With respect to its services as subadviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as subadviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC2A 2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Custodian)

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachussetts 02109

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e) The offshore fund will designate its custodian as agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 15th day of November, 2010.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 55 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 15th day of November, 2010.

Signature	Title

/s/ ERIC WIETSMA Eric Wietsma	President and Chief Executive Officer

/s/ NICHOLAS H. PALMERINO Nicholas H. Palmerino	Chief Financial Officer and Treasurer

* Richard H. Ayers	Chairman and Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* R. Alan Hunter, Jr.	Trustee

* Robert E. Joyal	Trustee

* F. William Marshall, Jr.	Trustee

* Elaine A. Sarsynski	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

E(2)	Schedule A to the Principal Underwriter Agreement

G(2)	Appendix A to the Custodian Agreement

G(4)	Amendment to Global Custody Agreement

H(2)	Appendix A to the Transfer Agency Agreement

H(7)	Appendix A to the Sub-Administration Agreement

H(9)	Expense Limitation Agreement

I(17)	Opinion of Counsel

J(1)	Consent of Deloitte & Touche LLP

M(6)	Form of Class Z Rule 12b-1 Plan

N	Amended and Restated Rule 18f-3 Plan